Exhibit 10.43
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Exclusive Distribution Agreement

Dated January 10, 2020

between

Teoxane SA	(the Supplier)
Rue de Lyon 105, CH-1203 Geneva, Switzerland

and

Revance Therapeutics Inc.	(the Distributor)
7555 Gateway Boulevard Newark, California, USA

(the Supplier and the Distributor, together the Parties, and each a Party)

Table of Contents

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

19.8.	Assignment	77
19.9.	Costs	78
19.10.	Applicable Law and Dispute Resolution	78
19.11.	Third Party Beneficiaries	79
19.12.	Nature of Parties’ Rights and Obligations	79
19.13.	Counterparts	79

List of Annexes
Annex 1(s) – Commercialization Expenses
Annex 3(b) – Share Purchase Agreement
Annex 5.1 – Innovation Plan
Annex 5.3 – Forecasted Clinical Trial Costs
Annex 6.2(f) – Further Undertaking of the Distributor
Annex 6.3 – Quality Agreement
Annex 7.1 (a) – Supplier IPR
Annex 7.2 (a) – Distributor IPR
Annex 8.1(a) – Initial Business Forecast
Annex 8.1(b) – Default mechanism to determine New Business Forecast
Annex 8.2.4(a) – Minimum Commercialisation
Annex 9.2(a) – Forecasting Form

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 9.3 – Purchase Order
Annex 9.13.1(a) – Initial Minimum Purchase Commitment
[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Preamble

A.	The Supplier is a Swiss share corporation having its registered office at rue de Lyon 105, 1203 Geneva, Switzerland.

B.
The Supplier is a company specialised in the development, manufacturing and distribution of sterile injectable products based on crosslinked or non-cross-linked hyaluronic acid, in particular intended for filling depressions, wrinkles and fine lines. It holds intellectual property rights as well as specific and recognised know-how in the medical, clinical and biophysical fields and in the development and manufacturing of wrinkle filling products based on hyaluronic acid that qualify as medical devices or cosmetics.

C.	The Distributor is a biotechnology company with its headquarters located in Newark, California, USA.

D.
The Distributor is a company currently in the process of developing DaxibotulinumtoxinA, a product intended for injection, combining a proprietary stabilizing peptide excipient with a highly purified botulinum toxin that does not contain human or animal-based components and is indicated for aesthetics (the DAXI Product).

E.
The Supplier intends to appoint the Distributor as exclusive Distributor for certain products in the Territory according to the terms and conditions of this Agreement (as defined below), and the Distributor intends to accept such appointment.

NOW, THEREFORE, the Parties agree as follows:
1.Definitions

(a)
Affiliate shall mean with respect to a Party, any person or entity that is directly or indirectly controlled by, under common control with, or that controls such Party. For the avoidance of doubt, any such person or entity shall cease to be an "Affiliate" of such Party under this Agreement when such person or entity (as the case

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

may be) is no longer directly or indirectly controlled by, under common control with, or controlling such Party. For purposes of this definition, "controls", "control" and "controlling" mean the direct or indirect ownership or control of (whether through contract or otherwise), or the right to acquire or receive, shares or participation rights entitled to more than fifty percent (50%) of the vote of corporate entities and in the case of non-corporate entities, more than fifty percent (50%) of the equity interest with the power to direct management policies, or the direct or indirect power to direct or cause the direction of the management or policies of the Party.

(b)	Agreed New Fillers shall mean for the following products for which the Supplier at its discretion intends to obtain Regulatory Approval:

(i)
the hyaluronic acid-based dermal filler RHA 1 containing lidocaine or mepivacaine and that is indicated for injection in the dermis and superficial dermis of the face for correction of moderate to severe perioral rhytids in adults aged 22 years or older, and

(ii)
the hyaluronic acid-based dermal fillers (a) RHA 2, (b) RHA 3 and (c) RHA 4 containing mepivacaine and that are indicated for injection in the deep dermis to superficial subcutaneous tissue for the correction of moderate to severe dynamic facial wrinkles and folds (such as nasolabial folds) in adults aged 22 years or older, and

(iii)	any Possible New Fillers qualifying as Agreed New Fillers according to Clause 2.5(a).

(c)	Agreed New Indications shall mean for the following products for which the Supplier at its discretion intends to obtain Regulatory Approval:

(i)	RHA 1 containing lidocaine or mepivacaine indicated for the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

correction of moderate to severe tissue volume deficiencies, fine lines, and wrinkles in the periorbital regions such as infraorbital hollows in adults aged 22 years or older;

(ii)	RHA 3 containing lidocaine or mepivacaine indicated for injections into lips for lip augmentation in adults aged 22 years or older; and

(iii)
RHA 4 containing lidocaine or mepivacaine indicated for injections into the mid- to deep-dermis for cheek augmentation and correction of age-related mid-face contour deficiencies in adults aged 22 years or older.

(d)	Agreement shall mean this exclusive distribution agreement including all of its Annexes.

(e)	[*]

(f)	[*]

(g)	AMLA shall have the meaning set forth in Clause 14(a)(iii).

(h)	Annex shall mean an annex to this Agreement.

(i)	Approved Dermal Fillers shall mean the products RHA 2, RHA 3 and RHA 4, all containing lidocaine, which have the necessary Regulatory Approvals, and whose approved indications are as follows:

(i)
RHA 2 is indicated for injection into the mid-to-deep dermis for the correction of moderate to severe dynamic facial wrinkles and folds, such as nasolabial folds (NLF), in adults aged 22 years or older;

(ii) RHA 3 is indicated for injection into the mid-to-deep dermis for the correction of moderate to severe dynamic facial wrinkles and folds, such as nasolabial folds (NLF), in adults

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

aged 22 years or older;
(iii) RHA 4 is indicated for injection into the deep dermis to superficial subcutaneous tissue for the correction of moderate to severe dynamic facial wrinkles and folds, such as nasolabial folds (NLF), in adults aged 22 years or older.

(j)	Binding Purchase Commitments shall have the meaning set forth in Clause 9.2(c).

(k)	Business Day shall mean a day (other than a Saturday or Sunday) on which banks are open for general business in Geneva (Switzerland) and New-York (United States of America).

(l)	Business Forecast shall mean the Initial Business Forecast or the New Business Forecast (as applicable). The Initial Business Forecast is attached as Annex 8.1(a) to the Agreement.

(m)
[*] Option shall mean the right to [*], subject to the conditions set forth at Clause 2.6(d) of the Agreement and in exchange for the payment of [*], the distribution right for the Territory of a Possible New Filler where [*] within [*] calendar days from the receipt of the Written Proposal for such Possible New Filler.

(n)
Change of Control shall mean, with respect to the Distributor, the acquisition (directly or indirectly, whether by merger, consolidation, purchase and sale, share exchange or otherwise, and whether effected by one (1) or a series of transactions occurring prior to or after the Effective Date) by a Competitor of a beneficial interest in the securities of the Distributor representing more than [*] of the combined voting power of the Distributor’s then outstanding securities.

For the purpose of this definition a Competitor shall be any entity (including but not limited to a company or an Affiliate thereof) that at the time of the Change of Control is active in the research on, the development of, the manufacturing of, the marketing of,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

the commercialization of, the distribution of, and/or the promotion of any [*], such as but not limited to [*]. For clarity, a change of control at the level of the Distributor by a Third Party that does not qualify as a Competitor shall not be a Change of Control pursuant to this Agreement.

(o)	CHF shall mean Swiss francs, being the lawful currency of Switzerland.

(p)	Clause shall mean any clause of this Agreement.

(q)	Clinical Trial Costs shall mean all [*] costs [*] arising out of the clinical trial activities [*].

(r)	CO shall mean the Swiss Code of Obligations (OR).

(s)
Commercialisation Expenses shall mean the costs related to the advertisement and promotion of the Filler Products to customers and consumers, as accounted for and recorded in accordance with the Distributor’s standard accounting practice as well as US GAAP. [*]:

(i)	[*];

(ii)	[*];

(iii)	[*].

(t)	Committee shall have the meaning given on Clause 4.1(a).

(u)
Confidential Information shall mean any and all non-public information, regardless of its form and the type of disclosure (whether written, oral or electronic, and including, without limitation, documents, data files, charts, sketches, plans, e-mails, trade secrets, know-how, technical and scientific information, business forecasts and strategies, marketing plans, customer and supplier lists, product information, research and development

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

information, study results, personnel information and financial data, and any of the foregoing types of proprietary information of third parties), in each case provided in confidence to a Party which:

(i)	a Party makes directly or indirectly available to the other Party in connection with this Agreement or has already made available prior to the conclusion of the Agreement; and

(ii)
has been identified in writing or marked as "confidential" or which should reasonably be known by the receiving Party to be confidential by nature (in particular financial data, sales figures, know-how, customer lists), provided that oral disclosures shall be reduced to writing and designated as confidential within thirty days following disclosure.

Information shall not be deemed Confidential Information if:

(1)	it has become publicly available without the receiving Party being involved in breach of its obligations or otherwise being responsible for it;

(2)
a Party has created or obtained the information itself independently of the disclosure by the other Party, provided that such Party may assume in good faith that no confidentiality obligations have been breached thereby and that such Party may use and/or disclose this information; or

(3)	a Party has explicitly excluded from the confidentiality obligations in written form beforehand.

(v)
Contract Year shall mean a twelve-month period ending on 31 December of each calendar year, with the exception of the first Contract Year which shall be deemed to begin on the Launch Date and end on the expiration of that Contract Year in which it falls.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(w)	Core Terms shall have the meaning set forth in Clause 11.1.

(x)	Cosmeceutical Core Terms shall have the meaning set forth in Clause 2.6(a).

(y)	Cosmeceutical Distribution Agreement shall have the meaning set forth in Clause 2.6(d).

(z)	Cosmeceutical Distribution Proposal shall have the meaning set forth in Clause 2.6(a).

(aa)	Cosmeceutical Exercise Notice Period shall have the meaning set forth in Clause 2.6(b).

(bb)	Cosmeceutical ROFN shall have the meaning set forth in Clause 2.6(a).

(cc)	Cosmeceutical(s) shall mean cosmeceutical product(s) manufactured by the Supplier and that do not require any Regulatory Approval.

(dd)	DAXI Product shall have the meaning as set forth in Preamble D.

(ee)	Delivery Date shall have the meaning set forth in Clause 9.3(b).

(ff)	Distribution Proposal shall have the meaning set forth in Clause 11.1(b).

(gg)	Distributor shall have the meaning set forth in cover page of this Agreement.

(hh)	Distributor IPR shall have the meaning set forth in Clause 7.2(a).

(ii)	Distributor Marks means the trademark(s) and tradename(s) of Distributor listed in Annex 7.2(a) and such other trademarks as the Distributor notifies to the Supplier in writing from time to time

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

after the date of this Agreement.

(jj)	Distributor Non-Compete Undertaking shall have the meaning set forth in Clause 12.

(kk)	Effective Date shall mean the date of the execution of this Agreement or the date of execution of the Share Purchase Agreement, whichever is later, by the Parties.

(ll)	Exercise Notice Period shall have the meaning set forth in Clause 11.1(c).

(mm)	Expenditure Report shall have the meaning set forth in Clause 8.2.4(b).

(nn)	FDA shall mean the United States Food and Drug Administration, and any successor agency thereto.

(oo)	Filler Products shall mean all together the Approved Dermal Fillers, the Agreed New Fillers, the Agreed New Indications and the Possible New Fillers.

(pp)	GAAP shall mean United States generally accepted accounting practices.

(qq)
Good Manufacturing Practices shall mean the good manufacturing practices, as established by FDA and applicable law, including all applicable U.S, federal, state, foreign and local environmental, health and safety laws, in effect at the time and place of manufacture.

(rr)
Healthcare Technologies shall mean software and hardware technology services which are associated with point of sale, subscription services, EMR, patient education, patient marketing, loyalty programs designed to increase retention, conversion and outreach for aesthetic practices.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(ss)	Indemnified Party shall have the meaning set forth in Clause 13(c).

(tt)	Indemnifying Party shall have the meaning set forth in Clause 13(c).

(uu)	Initial Minimum Purchase Commitment shall have the meaning set forth in Clause 9.13.1(a).

(vv)	Initial Business Forecast shall have the meaning set forth in Clause 8.1(a).

(ww)	Initial Products shall mean (i) the Approved Dermal Fillers and (ii) Cosmeceuticals.

(xx)	Initial Purchase Order shall have the meaning set forth in Clause 9.2(b).

(yy)	Innovation Plan shall have the meaning set forth in Clause 5.1.

(zz)
Intellectual Property Right or IPR shall mean patents, rights to inventions, copyright and related rights, moral rights, trademarks, service marks, logos, symbols, signs, business, company and trade names, get-up and trade dress, domain names, and social media usernames, goodwill and the right to sue for passing off or unfair competition, rights in designs, rights in computer software, database rights, rights to use, trade secrets and other confidential and proprietary know-how, and all other intellectual property rights, in each case whether registered or unregistered and including all applications and rights to apply for and be granted, renewals or extensions of, and rights to claim priority from, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world.

(aaa)	Launch Date shall mean the date of the first commercialisation of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

the Initial Products in the Territory, which shall be [*], unless the Supplier notifies the Distributor at least [*] calendar days in advance of another Launch Date; being clarified that the Launch Date shall be [*].

(bbb)	Minimum Commercialisation Effort shall have the meaning set forth in Clause 8.2.4(a).

(ccc)	Minimum Purchase Commitment shall mean Initial Minimum Purchase Commitment and Subsequent Minimum Purchase Commitment.

(ddd)
Net Sales shall mean the consolidated net sales of the Products in the Territory, as such net sales are reported in the publicly filed audited consolidated financial statements of the Distributor determined in accordance with the accounting principles and practices used by the Distributor to calculate net sales for purposes of the preparation of its annual audited consolidated financial statements, for the applicable Contract Year.

(eee)	Neutral Accounting Firm shall have the meaning set forth in Clause 8.2.4(d).

(fff)	New Business Forecast shall have the meaning set forth in Clause 8.1(b).

(ggg)	New Product(s) shall mean the Agreed New Fillers and the Agreed New Indications; all intended to receive Regulatory Approval (if applicable).

(hhh)	New Filler Option Period shall have the meaning set forth in Clause 2.5(c).

(iii)	Non-Achieved Commitment Amount shall have the meaning set forth in Clause 9.13.1(a).

(jjj)	Not-For-Sale Products shall mean the Products that are

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

distributed or otherwise provided to customers on an educational, training or promotional basis and which are provided:

(i)	for free; or

(ii)	on a rebated and/or discounted basis wherein the rebate or discount is [*] of the Products sold in the Territory, being clarified that rebates [*] shall [*] Not-For-Sale Products.

(kkk)	Party/Parties shall have the meaning set forth in cover page of this Agreement.

(lll)	Person shall mean any natural person, corporation, company, partnership, limited liability company, proprietorship, trust or estate, joint venture, association or other legal entity.

(mmm)
Possible New Filler(s) shall mean any hyaluronic acid dermal fillers developed and manufactured by the Supplier other than (i) the Approved Dermal Fillers, (ii) the Agreed New Fillers, (iii) any Possible New Filler(s) that is not included as an Agreed New Filler pursuant to Clause 2.5, or (iv) the Agreed New Indications that shall obtain Regulatory Approval at the Supplier’s discretion.

(nnn)	Products shall mean the Initial Products and the New Products.

(ooo)
Projected Net Sales shall mean the amounts set out in the Business Forecasts as estimated Net Sales (as defined under Clause 1(ddd)) for the relevant Contract Year (which, for future Business Forecasts shall be based on good faith estimates taken from the Distributor’s actual Net Sales in accordance with Clause 8.1(b) or, if the Parties do not agree on a New Business Forecast, according to the default mechanism to determine New Business Forecast as defined in Annex 8.1(b)).

(ppp)	Purchase Order shall have the meaning set forth in Clause 9.3.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(qqq)	Purchase Price shall have the meaning set forth in Clause 9.9(a).

(rrr)	Purpose shall have the meaning set forth in Clause 18.2(b)

(sss)	Quality Agreement shall mean the quality agreement set forth in Annex 6.3.

(ttt)	Recall shall have the meaning set forth in Clause 9.12(a).

(uuu)	Recall Costs shall have the meaning set forth in Clause 9.12(e).

(vvv)	Regulatory Approvals shall mean all governmental authorisations, clearance, registrations and approvals as required for the distribution of the relevant products in the Territory.

(www)	Regulatory Authority shall mean the FDA and any other applicable U.S., federal, state, foreign and local authority.

(xxx)	Right of First Negotiation shall have the meaning set forth in Clause 11.1(a).

(yyy)	Sanctioned Country shall have the meaning set forth in Clause 14(a)(iv)(2).

(zzz)	Sanctioned Person shall have the meaning set forth in Clause 14(a)(iv)(1).

(aaaa)	Sanctions Laws shall have the meaning set forth in Clause 14(a)(iv)(1).

(bbbb)	Share Purchase Agreement shall have the meaning set forth in Clause 3(b).

(cccc)	Subsequent Minimum Purchase Commitment shall have the meaning set forth in Clause 9.13.2.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(dddd)	Supplier IPR shall have the meaning set forth in Clause 7.1(b).

(eeee)
Supplier Marks means the trademark(s) and tradename(s) of Supplier listed in Annex 7.1 and such other trademarks as the Supplier notifies to the Distributor in writing from time to time after the Effective Date of this Agreement.

(ffff)	Supplier New IPR shall have the meaning set forth in Clause 7.1(b).

(gggg)	Supplier Prior IPR shall have the meaning set forth in Clause 7.1.

(hhhh)	Supported Percentage shall have the meaning set forth in Clause 10.1(b).

(iiii)	Term shall mean the term of the Agreement until termination or expiration of the Agreement.

(jjjj)	Third Party shall mean any Person other than the Parties or their respective Affiliates.

(kkkk)	Territory shall mean the United States of America, including the District of Columbia, Puerto Rico and all states, territories, possessions and protectorates thereof.

(llll)	Unit shall mean with respect to each relevant product, one (1) box consisting of two (2) syringes.

(mmmm)	USD shall mean United States Dollar, being the lawful currency of the United States of America.

(nnnn)	Warranty shall have the meaning set forth in Clause 9.6(a).

(oooo)	Written Proposal shall have the meaning set forth in Clause 2.6(a).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

2.	Appointment and Exclusivity

2.1.	Appointment

(a)
The Supplier appoints the Distributor as the exclusive distributor for the Filler Products in the Territory for the Term, and the Distributor accepts such appointment for the Term, subject to the terms and conditions of this Agreement.

(b)
For clarity, except as set forth in Clause 2.6, unless otherwise agreed upon between the Parties by way of an amendment to this Agreement no exclusivity whatsoever is granted by the Supplier to the Distributor with respect to the Cosmeceuticals in the Territory.

2.2.    Exclusivity

(a)
Subject to the terms and conditions of this Agreement, the Supplier grants the Distributor a non-transferable (except for permitted assignments under Clause 19.8 or permitted sub-contracting under Clause 2.4) exclusive rights to import, market, promote, sell and distribute the Filler Products in and within the Territory for the Term provided and to the extent that the respective Filler Product has Regulatory Approval and/or can be lawfully distributed in compliance with the applicable laws.

(b)	In this context, for the Term, the Supplier agrees:

(i)	not to appoint any other distributor or third party distributor for the Filler Products for the Territory; and

(ii)	not to carry out any active, direct marketing, promotion and/or sales or import of the Filler Products in the Territory.

(c)	For the avoidance of doubt, any rights of the Supplier not expressly granted to the Distributor under this Agreement shall be retained by the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Supplier; in particular, nothing contained in this Agreement shall prevent the Supplier from:

(i)	appointing any distributor or third party distributor of the Filler Products and/or any other dermal fillers outside of the Territory;

(ii)	importing, marketing, promoting, selling and distributing the Filler Products and/or any other dermal fillers outside of the Territory.

(d)
The Distributor shall not actively export, sell or distribute the Products outside the Territory. In addition, the Distributor shall further not sell or distribute the Products outside the Territory without the government or regulatory approvals required for the sale of the Products in the territory(ies) concerned.

2.3.    Status of the Distributor

(a)
The relationship between the Distributor and the Supplier shall be that of independent contractors. Nothing contained in this Agreement shall be construed to imply a joint venture or principal-agent relationship between the Parties.

(b)	The Distributor shall act in its own name and for its own account. All financial obligations associated with the business of the Distributor are the sole responsibility of the Distributor.

(c)
Neither Party shall have, nor shall they hold themselves out as having any right, power or authority to create any contract or obligation, either expressed or implied on behalf of, in the name of, or binding upon the other Party.

2.4.    Sub-distributors and delegated execution

(a)	The Distributor [*] the Supplier.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(b)
The Distributor may appoint [*]. The Distributor may also delegate the execution or performance of any of its obligations under this Agreement through one or several of its Affiliates, subject to (i) prior written notice by the Distributor of such delegation to the Supplier (identifying the obligations delegated and the Affiliates to whom such obligations shall be delegated) and (ii) the Distributor remaining always fully and jointly liable to the Supplier for the compliance of such Affiliates with the terms of this Agreement, and for any liability arising from the performance by such Affiliates.

2.5.	Development of Possible New Fillers by the Supplier

(a)
In the event the Supplier intends to pursue the necessary Regulatory Approvals for a new Possible New Filler in the Territory, any clinical trial design and protocol related thereto shall be provided to the Committee, provided that all such information and materials shall be deemed confidential Supplier IPR. The Committee shall then provide its comments and suggestions, if any, to the Supplier. The Supplier shall then submit to the Distributor a written proposal containing (i) the description of the project related to the Possible New Filler, and (ii) an estimate of the relevant Clinical Trial Costs (the Written Proposal).

(b)
Should the Distributor agree to pursue the distribution of such Possible New Filler in the Territory, such Possible New Filler shall qualify as an Agreed New Filler under the Agreement and all the provisions of the Agreement shall apply with respect to this Possible New Filler as an Agreed New Filler including the cost sharing with regard to the Clinical Trial Costs for Agreed New Fillers.

(c)
Should the Distributor not accept in writing to pursue the distribution of such Possible New Filler within [*] calendar days of receipt of the Written Proposal (the New Filler Option Period), the Supplier shall have the right to distribute such Possible New Filler, whether directly or indirectly (notably through the appointment of a Third Party distributor), in the Territory, and Distributor shall have no liability for any Clinical Trial Costs associated with such Possible New Filler.

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(d)
Without limiting Clause 2.5(c), the Distributor may, at any time during the [*] period after the expiration of the New Filler Option Period, elect by written notice to the Supplier to exercise the [*]. If the Distributor gives such notice, the Supplier shall confirm to the Distributor [*] following expiration of the New Filler Option Period), and provide within [*] Business Days an invoice for [*]. If the Supplier provides such confirmation, the Distributor shall [*], and effective as of the date of the Supplier’s confirmation notice, such Possible New Filler will become an Agreed New Filler and subject to all provisions of this Agreement in relation thereto.

2.6.	Distributor’s Right of Negotiation for Cosmeceuticals

(a)
In the event the Supplier intends to appoint a distributor in the Territory for Cosmeceuticals the Supplier hereby grants the Distributor in first priority the exclusive right to negotiate an exclusive distribution agreement for the distribution of such Cosmeceuticals at any time after the Supplier files for the relevant regulatory approval (if and to the extent necessary) for such Cosmeceutical in the Territory (the Cosmeceutical ROFN). The Supplier shall notify and provide relevant information to the Distributor with regard to such Cosmeceuticals, including a list of the Cosmeceuticals the Supplier proposes to launch, and a written distribution proposal (a Cosmeceutical Distribution Proposal). Each Cosmeceutical Distribution Proposal shall contain at a minimum the following terms: [*] (the Cosmeceutical Core Terms). Notwithstanding the foregoing, the Supplier agrees that it (1) will not provide any Cosmeceutical Distribution Proposal to the Distributor before the date that is [*], and (2) will not enter into any agreement (including any amendment of any existing agreement) with a Third Party with respect to granting exclusive rights to distribute Cosmeceuticals in the Territory until [*].

(b)
If the Distributor wishes to exercise the Cosmeceutical ROFN, it shall notify the Supplier or any of its Affiliates thereof within a period of [*] of the receipt of the Cosmeceutical Distribution Proposal (the Cosmeceutical Exercise Notice Period). If the Distributor is not provided with the Cosmeceutical Core Terms in the Cosmeceutical Distribution

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Proposal, it shall promptly notify the Supplier thereof, the Exercise Notice Period will be extended until the Supplier provides the Cosmeceutical Core Terms. The Distributor may exercise its Cosmeceutical ROFN at any time during the Cosmeceutical Exercise Notice Period (as extended under this Clause 2.6(b).

(c)
If the Distributor does not exercise its Cosmeceutical ROFN within the Cosmeceutical Exercise Notice Period the Supplier or any of its Affiliates shall be free to enter into negotiation with any other Party on the distribution of the applicable Cosmeceuticals and/or to distribute itself the Cosmeceuticals in the Territory. The non-exercise of the Cosmeceutical Right of First Negotiation shall in no case be construed as a waiver of the Supplier’s rights under this Agreement, except with respect to the applicable Cosmeceutical(s) that were the subject of such Cosmeceutical ROFN.

(d)
If the Distributor exercises its Cosmeceutical ROFN within the Cosmeceutical Exercise Notice Period, the Supplier and the Distributor or any of its Affiliates shall enter in good faith into exclusive negotiation for a period of [*] from the date of the Distributor’s exercise, in respect of the distribution of the applicable Cosmeceutical(s) in the Territory, and endeavour to reach an agreement on the purchase price for such Cosmeceuticals and any other terms and conditions of such distribution, and incorporate such terms into an amendment to this Agreement (the Cosmeceutical Distribution Amendment).

(e)	The negotiation shall be deemed as terminated upon the earlier of:

(i)	the Cosmeceutical Distribution Amendment has validly been signed by both Parties and/or its Affiliates; or

(ii)	the Parties and/or its Affiliates jointly agree in writing on the termination of the negotiation; or

(iii)	the Cosmeceutical Distribution Amendment is not signed within [*] after commencement of the negotiation.

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(f)
Upon agreement between the Parties on an amendment for any Cosmeceutical, it shall qualify as a Cosmeceutical under the Agreement and all the provisions of the Agreement shall apply with respect to this New Cosmeceutical.

(g)
The Distributor understands and acknowledges it is at the Supplier’s discretion if any Cosmeceutical shall be distributed in the Territory and that the Distributor and/or its Affiliates have no claim that any Cosmeceutical will ever reach market maturity.

3.	Down Payment

(a)
As consideration for the granting of the exclusive distribution rights pursuant to this Agreement, the Distributor shall irrevocably and unconditionally deliver to the Supplier on the Effective Date 2,500,000 common stock shares of the Distributor (the Shares). After [*] lock-up period (as described in the Share Purchase Agreement), the Shares may be freely sold by the Supplier in accordance with applicable securities laws.

(b)	In respect of Clause 3(a) the Parties shall enter into a separate share purchase agreement in the form attached hereto as Annex 3(b) (the Share Purchase Agreement):

(c)	The Shares delivered or due under this Clause 3 shall not be refundable by the Supplier to the Distributor for whatever reason.

4.	Governance and Committee Structure

4.1.	Committee Establishment

(a)	The Parties shall establish a committee (the Committee) which shall facilitate the exchange of information and communication between the Parties with respect to this Agreement.

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(b)	Within thirty (30) calendar days of the Effective Date, the Parties shall appoint their representatives to the Committee, in accordance with the principles set forth below.

(c)
The Committee shall be composed of at least three (3) representatives of the Supplier and of the Distributor, but in any case an equal number of representatives of each Party. Each Party may replace its representatives at any time upon written notice to the other Party. The Supplier shall elect the secretary of the Committee, who shall be responsible for calling the meetings (at its own option or at the request of another member of the Committee), preparing and circulating an agenda and preparing and issuing minutes of the meetings, to be reviewed and commented by the other members of the Committee.

(d)
The Committee shall hold meetings at such times and in such places as it elects to do so, but in no event shall such meetings be held less frequently than once a quarter. Meetings of the Committee may be held by audio or video teleconference. A meeting of the Committee will not be validly held unless at least one (1) representative of each Party attends such meeting.

(e)	Each Party shall be responsible for all its own expenses in connection with its participation in the Committee.

4.2.	Responsibilities

(a)	At the Committee, the representatives of the Supplier shall inform the representatives of the Distributor on the progress of the implementation of the Innovation Plan.

(b)	The Committee:

(i)
shall discuss any present and future sales of the Products, market conditions in the Territory, marketing plan, the market’s response to the Products and customers’ feedbacks, any competition in the Territory, the implementation of new marketing policies and progress of the implementation of the Innovation Plan;

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(ii)	shall serve as platform for discussion with respect to the rights and obligations of each Party set forth in the Agreement; and

(iii)	shall fulfil its duties in accordance with the Agreement.

(c)	The Committee has no authority, implicit or otherwise, to take any decision with respect to or amend the Agreement or to act in any way on behalf of a Party.

(d)
The Parties shall discuss in good faith the setting-up of any measures that prove necessary to protect their respective Confidential Information such as trade secrets and confidential Intellectual Property Rights.

(e)
The representatives of the Distributor shall keep the representatives of the Supplier reasonably informed about the activities of the Distributor with respect to the distribution and the sales of the Products and about market conditions in the Territory. The representatives of the Distributor shall provide reasonable additional information in response to any reasonable request for information of the Supplier’s representatives on the Committee in connection with the Distributor’s activities under this Agreement.

5.	Innovation Plan for the New Products

5.1.	Innovation Plan for New Products

(a)	The innovation plan for the New Products for the Territory covering the first [*] Contract Years (the Innovation Plan) is attached as Annex 5.1 hereto.

(b)	The Distributor understands and acknowledges that it has no claim that any of the New Products will ever reach market maturity and/or receive Regulatory Approval (if applicable).

5.2.	Implementation of the Innovation Plan

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(a)
The Supplier shall be solely responsible for conducting all researches and development activities in connection with the New Products for the Territory, and it shall use commercially reasonable efforts to implement the Innovation Plan.

(b)
The Parties acknowledge and agree that the research on and development and launch of the New Products may deviate from the Innovation Plan, provided that such deviations shall have no impact whatsoever on the obligations of the Parties under this Agreement. Without prejudice to the foregoing, the Supplier will provide any updates to the Innovation Plan (including any changes to expected timelines) for discussion at regular meetings of the Committee, in any case no less frequently than quarterly, provided that the Supplier shall use its commercially reasonable efforts to notify the Distributor promptly of any material deviations from the Innovation Plan, and the Parties shall discuss any impacts of such deviations through the Committee.

(c)	The Distributor may request the Supplier to inform the Committee on the actual implementation of the Innovation Plan once in each calendar quarter of each Contract Year.

5.3.	Clinical Trial Costs

(a)
The Supplier shall inform the Distributor in the last quarter of each Contract Year of the forecasted Clinical Trial Costs for which the Distributor is obligated to pay a share for the following Contract Year with the exception of the first Contract Year where the forecasted Clinical Trial Costs are set forth as Annex 5.3 to this Agreement.

(b)
Irrespective of whether the relevant products obtain FDA approval or not, [*] of the Supplier’s Clinical Trial Costs. The Supplier shall provide the Distributor each calendar quarter with a rolling update of Clinical Trial Costs actually incurred, and an estimate of Clinical Trial Costs to be incurred in the following calendar quarter.

(c)	The Supplier shall pay the Clinical Trial Costs when due, and report to the Distributor at least once every calendar quarter) with regard to the

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Clinical Trial Costs actually incurred during such calendar quarter. Such report shall specify in reasonable detail all expenses included in such Clinical Trial Costs during such Contract Year (or calendar quarter, as applicable).

(d)
The Clinical Trial Costs to be borne by the Distributor shall be paid by the Distributor to the Supplier by wire transfer to the bank account notified by the Supplier within [*] calendar days of the Distributor’s receipt of the invoice; provided however that Supplier shall not submit such an invoice more frequently than once in any [*] period.

(e)	Any disputes related to the Clinical Trial Costs shall be settled in accordance with Clauses 8.2.4(c) and 8.2.4(d) by analogy.

5.4.	Revision of the Innovation Plan

(a)
The Parties agree to include in the Innovation Plan any Possible New Fillers developed by the Supplier and accepted by the Distributor according to Clause 2.5 and not already included in the Innovation Plan.

(b)	In such event, (i) the Possible New Filler shall qualify as an Agreed New Filler under the Agreement and (ii) Clause 5.3 regarding the Clinical Trial Costs shall apply.

6.	Regulatory Approval and Compliance

6.1.	Regulatory Approval

(a)
The Supplier shall be responsible for obtaining and maintaining all Regulatory Approvals for the Products, if and to the extent necessary, during the Term, and only the Supplier shall act as authorisation holder of all such Regulatory Approvals.

(b)	Subject to Clause 5.3 of the Agreement with respect to Clinical Trial Costs, the Supplier shall bear all other costs and expenses for obtaining

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and maintaining the Regulatory Approvals of the Products, if and to the extent necessary.

(c)
If and when requested by the Supplier, the Distributor shall provide, [*], all reasonable assistance to the Supplier in obtaining and maintaining the Regulatory Approvals, in particular but not limited to assistance in [*].

6.2.	Compliance with all Applicable Laws and Reporting

(a)
The Distributor undertakes that during the Term it shall commercialize (including but not limited to any marketing endeavours), distribute and sell the Products and the Not-For-Sale Products, and perform under this Agreement, in the Territory in compliance with and subject to all applicable laws and regulations as well as the Marketing Authorizations where applicable.

(b)
Upon the Distributor’s reasonable request, the Supplier shall provide, directly to the FDA or such other competent Regulatory Authority, with the information and documents mandatorily requested by applicable laws to fully enable the Distributor to perform its obligations under the Agreement; it being specified that the Distributor shall under no circumstance be provided with nor granted access to any information pertaining to the Supplier’s manufacturing know-how.

(c)
The Distributor shall use its reasonable efforts to notify promptly the Supplier of any breach or alleged breach it would become aware of, including but not limited to correspondence from a Regulatory Authority alleging any breach, of any applicable law and/or the Regulatory Approvals in connection with the performance of this Agreement.

(d)	The Distributor shall be the primary importer of the Products and Not-For-Sale Products, and shall comply with and assume all obligations under all laws and regulations applicable in this capacity.

(e)
The Distributor undertakes that during the Term and thereafter, as long as required by law, it must comply with all documentation and reporting requirements according to applicable laws and support and grant the

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Supplier, any designated party and/or any Regulatory Authority access to any such information needed to comply with any regulatory requirements under applicable laws.

(f)	The Distributor undertakes that during the Term and thereafter it shall comply with its obligation set forth in Annex 6.2(f).

6.3.	Quality Agreement
On the Effective Date, the Parties shall enter into the Quality Agreement, as attached in Annex 6.3, that defines the obligations of the Supplier and of the Distributor with regards to quality control and quality compliance.

7.	Intellectual Property Rights
7.1.    Supplier IPR

(a)
All Intellectual Property Rights in or related to the Products that is owned or controlled by the Supplier and/or its Affiliates as of the date of this Agreement and the Supplier Marks (the Supplier Prior IPR), shall remain the property of the Supplier and/or its Affiliates, and the Distributor and/or its Affiliates shall not acquire any right, title or interest relating thereto, except for the licence as provided under Clause 7.1(c). The Supplier Prior IPR includes the patents and patent applications and the Supplier Marks listed in Annex 7.1.

(b)
All (i) materials, documents, research, development, manufacture, drawings, patterns, software, data, specifications, concepts, analyses, studies, reports, graphic designs, three dimensional designs, photographs, names and/or logos developed solely by the Supplier and/or its Affiliates after the Effective Date in connection with the labelling, packaging, distribution, marketing and/or promotion of the Products and all Intellectual Property Rights therein, (ii) all Intellectual Property Rights in or related to the Products which are developed after the date of this Agreement and that are owned or controlled by the

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Supplier, but excluding the Distributor IPR as defined under Clause 7.2, and (iii) and such other trademarks as the Supplier notifies to the Distributor in writing from time to time after the date of this Agreement (the Supplier New IPR, together with the Supplier Prior IPR, the Supplier IPR), shall be the property of the Supplier and/or its Affiliates, and the Distributor and/or its Affiliates shall not acquire any right, title or interest relating thereto, except for the license as provided under Clause 7.1(c). From time to time, Supplier shall update the list of patents, patent applications and the Supplier Marks included within the Supplier IPR on Annex 7.1. The Distributor shall not (and shall not cause or allow its Affiliates or any other Person to) during the Term and thereafter, directly or indirectly, do any act which creates in the Distributor and/or any of its Affiliates’ favour any right, title or interest in or to any of the Supplier IPR. For avoidance of doubt, any Intellectual Property Rights of the Supplier and/or its Affiliates emerging during the Term of this Agreement that do not relate to the Products and/or the performance of the Agreement remain the property of the Supplier and/or its Affiliates and unaffected by this Agreement and the Distributor and/or its Affiliates shall not acquire any right, title or interest relating thereto.

(c)
The Supplier hereby grants the Distributor during the Term or the term of protection of the Supplier IPR, whichever is shorter, a non-exclusive, non-transferable (except for permitted assignments under Clause 19.8), revocable, fully paid-up and personal non-sublicensable license and right to use the Supplier IPR to distribute, sell, market and promote the Products in the Territory and otherwise perform its obligations under this Agreement, provided that all such use is (i) in accordance with the terms and conditions of this Agreement, and (ii) only made in connection with, and as necessary for, the distribution, sale, marketing and/or promotion of the Products as expressly permitted under this Agreement. The Distributor acknowledges and agrees (and shall cause its Affiliates to acknowledge and agree) that it has no right to use, and will not use, any Supplier IPR other than as expressly licensed to do so in the Agreement and in the form approved in writing in advance by the Supplier. In particular, the Distributor undertakes not the register (and shall cause its Affiliates not to register), and represents (and shall cause its Affiliates to represent) that it has not registered, any Intellectual Property Rights identical, substantially or confusingly similar to those of the Supplier

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registered relating to the Products. The permitted use of the Supplier IPR by the Distributor and its Affiliates shall inure to the benefit of the Supplier. The Supplier shall have the sole right to file, prosecute and maintain the Supplier IPR in the Territory during the Term, including through the payment of any renewal fees, maintenance fees or annuities, through the filing of any trademark registrations or applications, as necessary or appropriate with respect to IPR application, registration and maintenance.

(d)
The Distributor and its Affiliates agree neither to register nor to register through Third Parties, all or any part of the Supplier IPR, in the Territory or elsewhere. They furthermore agree not to include all or any part of the Supplier IPR in their own trade, company name or domain name(s), save if and to the extent provided otherwise in this Agreement.

(e)
For the avoidance of doubt, except as expressly set forth in this Agreement, nothing in the Agreement shall oblige the Supplier to disclose any particular information to the Distributor. The Supplier shall decide at its own discretion whether it wishes to disclose information that it considers confidential or not. It is of utmost importance that the Supplier remains free to decide which information it provides the Distributor with and to determine solely whether any non-public information included in such information is to be considered as confidential. The disclosure of any information under this Agreement shall not be construed as granting either a license under or right of ownership in such information or any other right such as, but not limited to, patents, trademarks, trade names or know-how, to the Distributor and/or its Affiliates.

7.2.	Distributor IPR

(a)
All Intellectual Property Rights owned or controlled by the Distributor and/or its Affiliates as of the date of this Agreement and the Distributor Marks (the Distributor IPR), shall remain the property of the Distributor and/or its Affiliates, and the Supplier and its Affiliates shall not acquire any right, title or interest relating thereto, except as provided under

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Clause 7.2(c). The Distributor IPR includes the Distributor Marks listed in Annex 7.2(a).

(b)
The Distributor hereby grants the Supplier and its Affiliates during the Term a non-exclusive, non-transferable (except for permitted assignments under Clause 18.9), royalty-free, sublicenseable (through multiple tiers) license and right to use the Distributor Marks solely to the extent necessary for the Supplier to perform its obligations under this Agreement, provided that all such use is in accordance with the terms and conditions of this Agreement.

(c)
The Supplier and its Affiliates agree neither to register nor to register through Third Parties, all or any part of the Distributor IPR, in the Territory or elsewhere. They furthermore agree not to include all or any part of the Distributor IPR in their own trade, company name or domain name, save if and to the extent otherwise provided in this Agreement.

7.3.	Infringements

7.3.1.	Infringements of Supplier IPR

(a)
The Distributor shall use its reasonable efforts to immediately notify the Supplier upon becoming aware of any possible infringement of the Supplier IPR in the Territory that comes to the Distributor’s or its Affiliates’ attention. The Distributor shall reasonably assist the Supplier in any action in respect of such infringements. The Supplier (i) shall have the first right, at its sole discretion, to take action against any possible infringement of the Supplier’s patents or patent applications included within the Supplier IPR, and (ii) shall have the right, at its sole discretion, to take action against any possible misappropriation or misuse of the other Supplier IPR.

(b)
All costs and expenses in connection with any action taken by the Supplier against any such infringement, misappropriation or misuse of the Supplier IPR shall be borne solely by the Supplier including any costs and expenses related to the assistance of the Distributor and/or its Affiliates as requested by the Supplier, unless otherwise agreed in

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writing. The Distributor shall provide the Supplier with reasonable assistance (including making documents and records available for review and copying, and making persons within its control available for pertinent testimony), at the Distributor’s expense, in such action. Any damages awarded to the Supplier and/or its Affiliates shall be [*].

(c)
In the event the Supplier decides not to take any action in respect of any infringement, misappropriation or misuse of the Supplier IPR that would have been reported to the Supplier by the Distributor, the Supplier shall notify this decision to the Distributor and/or its Affiliates. [*] the Distributor and/or its Affiliates may elect to initiate action against such possible infringement of the Supplier IPR in the Territory, at the Distributor’s costs and expenses. The Supplier shall provide the Distributor with reasonable assistance in such action (including making documents and records available for review and copying, and making persons within its control available for pertinent testimony), and such assistance shall be at the Distributor’s expense. Any damages awarded to the Distributor and/or its Affiliates shall be [*].

7.3.2.	Infringement of Distributor IPR
The Distributor and/or its Affiliates shall be sole responsible for taking action, if any, against any possible infringement of the Distributor’s Marks.

7.3.3.	Infringements of Third Party Intellectual Property Rights by the Products

(a)
The Distributor shall immediately notify the Supplier of any infringement or alleged infringement of Third Party Intellectual Property Rights by the Products or the Supplier IPR in the Territory (a Supplier Infringement Claim) that comes to the Distributor’s and/or its Affiliates’ attention and shall fully cooperate at the Supplier’s first request in any steps undertaken by the Supplier towards defence of the Products or the Supplier IPR in the Territory.

(b)	In such case, the Supplier, at its sole discretion:

(i)	may conduct negotiations with Third Party;

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(ii)	shall assume, conduct and control the defence of any Supplier Infringement Claim; and

(iii)
may issue binding instructions to the Distributor regarding the Products or the Supplier IPR affected by such claims, provided that Supplier may not enter into any settlement of any such infringement action that requires the payment of any damages by the Distributor, or admits any liability on the part of the Distributor, without the prior written consent of the Distributor.

(c)
Supplier shall keep the Distributor reasonably informed of the progress and status of any such infringement action. If the Supplier elects not to defend such claim, the Distributor and/or its Affiliates may assume the defence thereof; provided that, however, the Distributor will not enter into any settlement without the prior written consent of the Supplier.

8.	Business Forecast, Commercialisation and Packaging

8.1.	Business Forecast

(a)
The Parties have agreed upon an initial business forecast in respect of the commercialisation of the Products in the Territory covering the period from the Launch Date through the end of the [*] Contract Year from the Launch Date (the Initial Business Forecast). The Initial Business Forecast is attached in Annex 8.1(a).

(b)
No later than [*] prior to the expiration of the [*] Contract Year and on each subsequent anniversary date thereof, the Parties shall agree on a new business forecast (the New Business Forecast) covering the subsequent Contract Years.

(c)
If the Parties do not agree on a New Business Forecast pursuant to Clause 8.1(b), the applicable Business Forecast of each subsequent Contract Year shall be determined according to the mechanism described in Annex 8.1(b).

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8.2.	Commercialisation

8.2.1.	Launch Date

(a)
The Distributor shall launch the Initial Products on the Launch Date, provided that all necessary Regulatory Approvals have been obtained. If the Supplier is unable to supply sufficient Product suitable for sale on or before the Launch Date, the Parties will discuss in good faith and agree upon reasonable adjustments to the Minimum Commercialization Efforts and the Minimum Purchase Commitments to take account of any such shortfall in supply.

(b)
The Distributor shall launch each New Product on the earlier of (i) [*] after all Regulatory Approvals have been obtained for the relevant Development Product in the Territory or (ii) [*] after the relevant New Product has been made available ([*]) to the Distributor; but in any case no later than [*] after the relevant New Product has been made available to the Distributor, provided that, however, such relevant New Product has been made available to the Distributor at least [*] before expiry of this [*] term.

8.2.2.	Commercialisation Activities

(a)
The Distributor shall use its commercially reasonable efforts to promote the distribution of and sell the Products in the Territory, and shall comply with Distributor’s obligations under this Agreement, including as set forth in Clause 8.2.4.

(b)
The Distributor shall have in the Territory the responsibility to (i) receive, accept, and fill orders for Products, including the right to set pricing in relation thereto, (ii) control invoicing, order processing, and collection of accounts receivable for sales of the Products, (iii) record sales of the Products in the Territory in its books of account, and (iv) receive returns of Products.

(c)	In all its marketing and communication, the Distributor shall clearly demonstrate that it acts as an independent the Distributor of the Products and does not act on behalf of the Supplier.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(d)
The Distributor shall adhere to and comply with all Supplier’s copyrights and brand guidelines. The Distributor shall also comply with the Supplier’s master brand (as notified in writing from time to time by the Supplier to the Distributor during the term of this Agreement).

8.2.3.	Commercialisation Costs
Except as expressly set forth in this Agreement, the Distributor shall bear all costs of commercialisation for the Products in the Territory.

8.2.4.	Minimum Commercialisation Effort

(a)	The Distributor shall [*] (the Minimum Commercialisation Effort), calculated in accordance with Annex 8.2.4(a):

(i)	in the Contract Years [*]: [*] set forth in the Business Forecast;

(ii)	in the Contract Year [*]: [*] in the Business Forecast;

(iii)	in the Contract Year [*]: [*] in the Business Forecast;

(iv)	in the Contract Year [*]: [*] in the Business Forecast; and

(v)	in any subsequent Contract Year thereafter: [*] in the New Business Forecast.

(b)
Within [*] calendar days of the end of each Contract Year, the Distributor shall provide a report to the Supplier summarising its activities and expenditure efforts for the Filler Products under the Business Forecast regarding the prior Contract Year. Such report shall include a confirmation that the Minimum Commercial Efforts have been met and a report of the [*], and the calculation made by Distributor to determine the Minimum Commercialisation Effort (the Expenditure Report).

(c)
The Expenditure Report shall become binding upon the Parties, unless the Supplier delivers a statement of objections to the Distributor within [*] calendar days of the Supplier’s receipt from the Distributor of the Expenditure Report, specifying the positions the Supplier objects to and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

the changes that it considers necessary. Upon the Supplier’s request, the Distributor shall provide reasonable supporting documentation underlying its reported expenditures and Minimum Commercialization Effort, and respond to the Supplier’s inquiries regarding the same.

(d)
For [*] calendar days following the Distributor’s receipt of the Supplier’s statement of objections, the Parties shall negotiate in good faith in order to resolve the positions on which the Supplier objected. If and to the extent that they fail to reach an agreement on the objected matters within such [*]-calendar day period, either Party may submit the objected matters to an independent accountant or accounting team within an internationally recognized public accounting firm (e.g. Deloitte, KPMG, E&Y and PwC, subject to any conflict of interest) (the Neutral Accounting Firm) for determination, who shall hereby act as arbitral expert in the sense of article 189 of the Swiss Civil Procedure Code (CPC/ZPO) (and not as an arbitrator). The Parties shall procure that the Neutral Accounting Firm will be provided with all documents and information necessary for its determination of the Commercialisation Expenses and the Minimum Commercial Effort, as it may reasonably request. The Parties shall cause the Neutral Accounting Firm to use its best efforts to determine the objected matters within [*] calendar days of the receipt of all the relevant documentation by the Neutral Accounting Firm (i.e. whether the Minimum Commercial Effort has been met) and shall set out the reason of its decision in writing. The Neutral Accounting Firm’s determination shall be final and binding upon the Parties (other than in case of calculation errors or other obvious mistakes of the Neutral Accounting Firm, in which case the matter shall be referred back to the Neutral Accounting Firm for correction). The costs and expenses relating to the Neutral Accounting Firm’s engagement shall be borne by [*]. In case the Minimum Commercialisation Effort has not been met by the Distributor, Clause 16.2(b)(xi) shall apply.

8.3.	Packaging and Labelling

(a)	It is at the Supplier’s sole discretion to ultimately decide on Products packaging and labelling and the Distributor shall comply with such decision.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(b)
The Distributor shall not make any modification or alteration to the Products as delivered by the Supplier, including their packaging, their labelling or any product description. The Distributor shall not remove any labelling (e.g. stickers) on any packaging (e.g. packaging of Not-For-Sale Products) and/or any markings necessary [*].

(c)
As an exception, and subject to the Supplier’s prior written approval, the Distributor may change the products labelling into "Not-For-Sale Products". The relevant Purchase Price would then be amended accordingly through a credit note issued by the Supplier to the Distributor.

8.4.	Training

(a)
The Supplier shall provide education regarding the Products and/or training to the Distributor’s training and marketing teams in accordance with a training plan and schedule to be mutually agreed between the Parties within the first Quarter of each Contract Year or at such other time as the Parties may mutually agree. The costs and expenses related to [*] shall be [*].

(b)
The Supplier shall also grant to the relevant KOL as selected and hired by the Distributor access to the Supplier’s "Teoxane Academy" in Geneva [*] for a full immersion day program. [*] of each KOL and of the Distributor’s representatives shall be [*]. The [*] costs shall be [*]. Any additional education required by the Distributor shall be subject to the Supplier’s prior approval and availability and all the costs thereof, including educational costs, shall be [*]. In any case, education and training of the Distributor’s KOL and representatives shall not exceed [*].

(c)
If a Supplier’s representative is requested to travel for any training and/or any other education or full immersion program outside of the "Teoxane Academy" in Geneva, all costs and expenses related to such training and/or any other education or full immersion program shall be [*].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(d)
Any and all trainings and/or any educational program organised by the Distributor, will use the tools and documentation provided by the Supplier as the foundation for the creation of training materials and comply with the Supplier’s copyrights and brand guidelines, in particular but without limitation the Supplier’s master brand (as notified in writing from time to time by the Supplier to the Distributor during the term of this Agreement), and shall ensure compliance with applicable laws and regulations at all times.

8.5.	Product bundling
Any bundle promotion of the Products with other aesthetic products commercialized by the Distributor (including the principle and modalities of such bundling) that is sponsored by the Distributor, is subject to the prior written consent of the Supplier and must comply with all Regulatory Approvals, if and to the extent such Regulatory Approval is necessary. As an exception, the Supplier’s prior written consent shall not be required for bundle promotion of the Products with the following products to be distributed by the Distributor:

(a)	[*];

(b)	[*];

(c)	[*];

(d)	[*];

(e)	[*]; and

(f)	[*].
9.    Manufacture and Supply of Products

9.1.	Manufacture

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

The Supplier undertakes that the Products supplied under this Agreement shall be manufactured in accordance with all applicable Good Manufacturing Practices and all applicable laws and regulations. For the sake of clarity, all Products shall be exclusively manufactured by the Supplier and/or its Affiliates.

9.2.	Forecasting

(a)
No later than the [*] day of each month subsequent to the Launch Date of the Agreement, the Distributor shall provide the Supplier in the form set out in Annex 9.2(a) hereto with an estimate of quantities of the Products, determined on a product-by-product basis, it foresees to order during the following [*] months on a per-month basis (the Forecasting Form). The first Forecasting Form shall be provided to the Supplier within [*] days from the Effective Date.

(b)
The Distributor shall place an initial purchase order [*] calendar days prior to the Launch Date (the Initial Purchase Order). Clause 9.3 of the Agreement shall apply by analogy to the Initial Purchase Order with respect to the order process.

(c)
The estimates of quantities of Products for the first [*] months set out in each Forecasting Form shall be considered as the Distributor’s binding commitment to purchase such quantities of Products (the Binding Purchase Commitments). The estimates of quantities of Products for the last [*] months set out in each Forecasting Form shall only be considered as non-binding estimates.

(d)	In any case a monthly Binding Purchase Commitment shall not exceed [*] of the total rolling [*]-month forecasts volumes indicated in the Forecasting Form.

(e)	The Distributor shall include the relevant New Product, if any, in each Forecasting Form starting on the first month following the obtainment of the Regulatory Approval for the relevant New Product.

9.3.	Order Process

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(a)
No later than [*] calendar days prior to the requested Delivery Date (as defined below), the Distributor shall place with the Supplier an order for the Products by using the purchase order form as attached in Annex 9.3 (the Purchase Order). Unless otherwise agreed between the Parties, the Distributor shall [*].

(b)
All Purchase Orders shall include (i) the name of the ordered products, (ii) the quantities, (iii) the requested delivery date from Supplier’s premises, which shall be not earlier than [*] calendar days after receipt of the Purchase Order by the Supplier (the Delivery Date), and (iv) any other information dictated by the circumstances of the order.

(c)	Except in case of Clause 9.3(e) below, an order shall be binding upon the Distributor as soon as placed with the Supplier.

(d)
The Purchase Orders which are made by the Distributor within the quantities forecasted in the monthly Binding Purchase Commitment shall be accepted by the Supplier. Delivery Dates are only binding if they have been expressly agreed by the Supplier. The Supplier shall use commercially reasonable efforts to accept Purchase Orders for amounts in excess of the quantities forecasted in the monthly Binding Purchase Commitment but has no obligation to so.

(e)
The Supplier may reject a Purchase Order if (i) the requested Delivery Date is less than [*] calendar days after receipt of the Purchase Order, it being specified that without prejudice to its rejection right the Supplier undertakes to use commercially reasonable efforts to comply with the requested Delivery Date before rejecting the Purchase Order, or (ii) a Purchase Order for a given month exceeds [*] of the total rolling [*] forecasts indicated in the Forecasting Form, or (iii) the Distributor has not complied with Clause 9.2(d) or its payment obligation in accordance with Clauses 9.9 to 9.11 and 10.1. In case the quantities ordered by the Distributor are lower than the quantities forecasted in the Binding Purchase Commitment for a given month, the Supplier shall be entitled to deliver the quantities forecasted in the Binding Purchase Commitment in lieu of the ordered quantities.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(f)
The Distributor shall immediately notify the Supplier in writing in case of a delivery of a confirmed Purchase Order later than twenty (20) calendar days after the Delivery Date, failing that the Distributor shall be deemed to have waived any and all of its rights under this Agreement in particular those rights set forth under Clause 9.3 of this Agreement.

9.4.	Delivery
Delivery by the Supplier to the Distributor is made [*] (Incoterms® 2010). Transport is the responsibility of the Distributor which shall choose and inform the Supplier in writing, by fax or email to the address set out in Clause 19.3 about the carrier. The Distributor undertakes to ensure transportation in compliance with the temperature and storage conditions set forth under Annex 6.3 (Quality Agreement).

9.5.	Receipt of the Deliveries

(a)	The Distributor shall be obliged to take delivery of the ordered Products even in case of partial deliveries or late deliveries.

(b)	The Distributor shall upon delivery inspect the delivered Products within [*] to ensure the absence of any discrepancies with the order in quantities.

(c)	If the delivery was made by a carrier, the Distributor shall not accept a visibly damaged delivery from the carrier without reservation.

(d)	The Distributor shall notify the Supplier within [*] after the delivery and in writing about any defects of the delivered products.

(e)
In case of any discrepancies with the order in quantity, the Distributor shall notify the Supplier within [*] upon delivery and in writing. Failing such notice, the delivery shall be deemed to have been correctly performed and the Supplier shall have no duty to correct any discrepancy in quantity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(f)
In the event of a notice of discrepancies with the Purchase Order in quantity and provided such discrepancy in quantity has not been cured by any subsequent delivery, the Supplier shall bear all cost and expense (including shipment costs) relating to the delivery to the Distributor within [*] calendar days upon receipt of the notice of discrepancies of the relevant quantity of Products in accordance with the initial Purchase Order.

9.6.	Warranty

(a)	The Supplier warrants to the Distributor that the Products shall be free from defects at the time of delivery (the Warranty).

(b)	In particular, the Warranty does not apply:

(i)	to minor defects, such as cosmetic damages or scratches;

(ii)
to Products which have been modified after delivery (for the avoidance of doubt, any agreed bundling of products will not be a modification of the products), it being understood that also the removal of any serial number qualifies as modification in the sense of this paragraph;

(iii)	to defects not existing at the time of delivery, such as defects caused by normal wear and tear or otherwise due to the normal aging of the Products;

(iv)	to deviations from any description of the Products in order documents, offers, catalogue, on websites or in any documentation of the Supplier.

(c)
In case of breach of this Warranty, the Supplier shall, at its option, replace or repair the defective Product or reimburse the purchase price for the defective Product, provided that, however, if the defect is limited to altered packaging the Supplier shall not replace the Product itself. All other rights for defects are excluded, including the right to claim damages, to reduce the purchase price or to rescind the respective order.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

However, subject to the requirements of this Clause 9.6, Clause 7.3.3 shall apply by analogy in case of third party claims against the Distributor which are the result of the Distributor’s product liability towards its customers as provided by mandatory law.

(d)	Any warranty claim of the Distributor shall be precluded if:

(i)	with regard to a visible defect, such defect is not notified to the Supplier according to Clause 9.5(d), or

(ii)	with regard to a hidden defect, such defect is not notified to the Supplier immediately after the detection of this defect.

(e)
In any case, an action for breach of this Warranty becomes time-barred [*] after the delivery of the affected Product to the Distributor, even if the Distributor does not discover the defects until later.

(f)
Except for this Warranty and the representations and warranties provided in Clause 14, no representation or warranty, express or implied, whatsoever is made by or on behalf of the Supplier, and all other representations and warranties are hereby expressly excluded.

(g)	This Clause 9.6 as well as Clause 7.3 shall apply by analogy to defects of title in the Products ("Rechtsgewährleistung" / "garantie en cas d’éviction").

9.7.	Manufacturer Warranty
The Supplier may grant manufacturer warranties for specific Products to end customers and/or to the Distributor, at its sole discretion. Manufacturer warranty, if any, is exclusively governed by the terms which are defined by the Supplier for such manufacturer warranty.

9.8.	Buffer Stock

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(a)
The Distributor shall be responsible for creating and maintaining a sufficient stock of Products in order to limit any short term interruption, discontinuance or limitation of supply of any kind in the Territory (the Buffer Stock), it being understood that the Distributor’s Buffer Stock shall correspond to at least [*] of the forecasted sales set forth in the relevant [*] Forecasting Form but not more than [*] of the forecasted sales set forth in the relevant [*] Forecasting Form.

(b)	The Buffer Stock shall at any time contain as minimum quantities at least of [*] but not exceeding [*] in average of the forecasted sales in the Forecasting form for the relevant year.
9.9.    Purchase Price

(a)	The Supplier agrees to sell to the Distributor, and the Distributor agrees to buy from the Supplier, the Products at the following purchase prices (the Purchase Price):

(i)	for the Approved Dermal Fillers

(1)
For the years [*] (i) a Purchase Price of USD [*] per Unit and (ii) an additional price adjustment sum of USD [*] per sold Unit in each Contract Year between [*] and [*], in which [*] set forth in [*] to be payable in [*]. For clarity, (A) if [*], no such additional price adjustment must be paid, and (B) no additional amount shall be payable for any Contract Year for which [*]

(2)	As from [*], a price of USD [*] per Unit shall be paid;

(ii)	For the Agreed New Fillers a price of USD [*] per Unit shall be paid as from [*].

(iii)	The Purchase Price of Possible New Fillers and New Indications shall be agreed upon between the Parties in writing before the Launch Date of such.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(b)	For the avoidance of doubt,

(i)	the Purchase Price does not comprise any [*] herein. Such [*].

(ii)
nothing in the Agreement restrains the Distributor’s freedom to set the selling prices of the Products in the Territory. The non-binding recommended resale price of the Supplier to physicians is not below USD [*] per syringe.

9.10.	Not-For-Sale Products

(a)
The Distributor shall not purchase more than the following amounts of Not-For-Sale Products of the Approved Dermal Fillers from the Supplier (each amount being for a full financial year; to be adjusted on a pro rata temporis basis depending on the actual Launch Date):

(i)	in [*]: [*] syringes;

(ii)	in [*]: [*] syringes;

(iii)	in [*]: [*] syringes;

(iv)	in [*]: [*] syringes;

(v)	in [*]: [*] syringes;

(vi)	in each and every Contract Year thereafter: [*] syringes or [*] of sales, whichever is greater.

(b)	The Supplier agrees to sell to the Distributor, and the Distributor agrees to buy from the Supplier, the Not-For-Sale Products at the following purchase prices (the Sample Purchase Price):

(i)	Each Unit sold as Not-For-Sale Products shall cost:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(1)	USD [*] per Unit of the Approved Dermal Fillers (i.e. USD [*] per syringe), the New Indications and the New Agreed Filler containing lidocaine;

(2)	USD [*] per Unit (i.e. USD [*] per syringe) for New Agreed Fillers and New Indications containing mepivacaine.

(c)	The Distributor shall specify the orders of the Products purchased as Not-For-Sale Products in the Purchase Orders and shall allocate such orders proportionally on each month over each Contract Year.

(d)	The Parties expressly agree upon the following:

(i)	no indemnity amounts shall be owed by the Supplier to the Distributor in case of failure to deliver in time the Units purchased as Not-For-Sale Products;

(ii)	in case of any [*] in accordance with Clause 10.1(b) of the Agreement.

9.11.	Payments
The Purchase Price under Clause 9.9 and the Not-For-Sale Products purchase Prices under Clause 9.10(b) shall be paid by the Distributor to the Supplier by wire transfer within [*] calendar days of the invoice date to the bank account notified by the Supplier. Without limiting the Supplier’s other rights and remedies, if at any time the Distributor fails to pay any amount within the payment deadline, the Supplier may at its sole and absolute discretion and without prior notice suspend delivery of any and all Products not yet delivered to the Distributor and/or deliver Products according to pending and/or new orders subject to the condition that the Distributor has prepaid the amounts due in respect of such pending and/or new order.

9.12.	Recall

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(a)
In the event that either Party believes that any Product poses an actual or potential product hazard or substantial risk of injury or may otherwise require a correction or removal, as those terms are defined in 21 C.F.R. § 806.2, or a recall, as defined by other equivalent laws in the Territory, withdrawal or field correction of any Product (collectively a Recall), it shall immediately inform the other Party of such suggestion to proceed to a Recall. If the Distributor becomes aware of any Product defect or any action by a governmental authority requiring a Recall, then it shall also notify the Supplier within [*] of becoming aware of such event.

(b)
Supplier shall retain full authority and responsibility for making Recall decisions, which shall all be made promptly and in compliance with all Applicable Laws and United States regulatory requirements.

(c)
Supplier shall keep the Distributor reasonably informed in connection with any possible Recall, and shall consider in good faith and take into account Distributor’s reasonable comments in connection with any Recall. If the Supplier decides that a Recall is warranted, the Supplier will provide written notice to the Distributor within [*] of such decision, and a summary of the reason for and implementation of such action. The Supplier shall provide such information as the Distributor may reasonably require to assist with the implementation of the Recall and to prepare any additional customer notification of such Recall, which notification shall be issued by the Distributor upon the request of the Supplier.

(d)
Any such Recall shall be handled in accordance with the policies and procedures maintained by the Supplier. The Supplier shall submit to the applicable Regulatory Authority, such as the FDA, any necessary reports, as required under the Applicable Laws, including 21 C.F.R. Part 806, and shall be responsible for drafting any recall notifications with respect to the Product(s). [*] all costs associated with a Recall, subject to [*] in accordance with Clause 9.12(e).

(e)	Recall Costs:

(i)	The Party responsible for the event(s) causing the Recall shall bear all costs, whether internal or external, relating to a Recall (including,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

without limitation, cost of notifying customers, internal costs of the Supplier or the Distributor relating to the Recall, customer refunds and cost of exchanging, returning or destroying such Products) (Recall Costs).

(ii)
If any such Recall is the result of negligence or wilful misconduct or violation of applicable laws by both Parties and/or the breach by both Parties of any representation, warranty, covenant or agreement under this Agreement and/or the Quality Agreement, then the Recall Costs will be equitably apportioned between the Parties in proportion to their respective fault.

(iii)	If the cause of a given Recall cannot be determined, [*] the Recall costs.

(f)
To adequately administer a Recall, the Distributor shall keep the records relating to product shipment, traceability and storage conditions up to date and make these documents available to the Supplier, for a minimum of [*] years. Product traceability is the ability to determine which customer received which product (including the lot number and UDI of that product). These documents must be available to be sent to the Supplier upon simple request, at any time and within [*].

9.13.	Minimum Purchase Commitment

9.13.1.	Minimum purchase commitment [*]

(a)	For the years [*] the Distributor shall purchase (delivered and invoiced Products), in each Contract Year, such total value as defined under Annex 9.13.1 (the Initial Minimum Purchase Commitment).

(b)	For clarity, [*] for the purpose of determining the Initial Minimum Purchase Commitment.

9.13.2.	Minimum purchase commitment after [*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(a)
As from the year [*], as the case may be, the Distributor shall purchase (delivered and invoiced products), in each Contract Year, of a total value corresponding to at least [*] of the purchases under the New Business Forecast (the Subsequent Minimum Purchase Commitment).

(b)	For clarity, [*] for the purpose of determining the Subsequent Minimum Purchase Commitment.

10.	[*]

10.1.	[*]

(a)	The Distributor acknowledges that the Supplier has entered into the [*].

(b)	The Distributor shall bear [*] payable by the Supplier [*]. The Distributor shall pay [*].

(c)
Should there be any dispute with [*] between the Parties, solely to the extent applicable to sales of Products under this Agreement. Notwithstanding the foregoing, prior to agreeing to an [*], the Supplier shall discuss in good faith with the Distributor the response to any claim and the approach to be taken in connection therewith, being agreed that [*] in this respect, including in relation to [*] of the license related to the Licensed Products (as this term is defined in [*], the Distributor shall continue, to pay to the Supplier [*].

(d)	The Distributor shall comply with its obligations under [*].

10.2.	Accounting and Records

(a)	The Supplier shall perform its obligations as [*].

(b)	The Distributor shall perform its obligations [*] as the exclusive distributor of the Products hereunder and agrees to be [*] to such

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

extent. The Distributor shall do all such things and respect all obligations which are necessary for the Supplier to be able to [*], in particular:

(i)
within [*] days after the Quarterly Period [*] in respect of which [*], the Distributor shall prepare and send to the Supplier all information and supporting documents requested by Supplier (if any) that is required [*].

(ii)
Specifically, the Distributor shall provide Supplier with a report setting forth, for the applicable Quarterly Period (A) the amount of gross sales in the Territory of the Products, and (B) the units of Not-For-Sale Products [*] distributed in the Territory, and (C) the units of Products (other than those designated as Not-For-Sale Products) purchased from Supplier during the Quarterly Period, and [*] sales to the Distributor and the [*] the Distributor to the Supplier.

(iii)
Simultaneously with the submission of each report pursuant to Clauses 10.2(b)(i) and 10.2(b)(vii), the Distributor shall, in a commercially reasonable manner, [*] for the period covered by the reports. In the event any payments are made later than the dates set forth herein, the Distributor shall also pay interest on such late payments, at the prime rate as reported in the Wall Street Journal on the last date of the applicable quarter (or the highest rate allowed by law, if lower), compounded monthly, from the date on which the payment was due until it was made.

(iv)
All payments by the Distributor to the Supplier required under this Clause 10 shall be made by wire transfer to the name or account of the Supplier as specified below or to another account designated by the Supplier in writing:

Bank Name: [*]
Account Name: [*]
IBAN: [*]
SWIFT: [*]

(v)	Any and/or all of such payments shall be subject to such withholding tax laws, rules and regulations as may be applicable and, if such

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

laws, rules or regulations require a withholding to be made, such payment(s) will be reduced by such amount(s) withheld. The Distributor shall provide to the Supplier appropriate proof of payment of any and all such taxes withheld. The Distributor shall timely pay any such taxes withheld and any penalty or surcharge assessed to the Distributor or the Supplier for late payment of such taxes.

(vi)
The Distributor shall keep accurate records in respect of all sales of the Products by the Distributor in the Territory and shall maintain such records for a period of not less than [*] years from the date of its report to the Supplier for such sales. The Supplier shall have the right, at its sole cost and expense, not more than [*], to have the Distributor’s records reviewed in respect of sale of the Products [*] at times that are reasonably convenient to the Distributor, using an independent certified public accountant designated by the Supplier and reasonably acceptable to the Distributor provided the independent accountant signs a confidentiality agreement with the Distributor providing that such records, books of account, information and data shall be treated as confidential information which may be disclosed only to the Supplier [*]. If the independent accountant’s review determines that [*] reported by the Distributor for such Quarterly Period, then the Distributor shall bear the costs and expense of such review. Any deficiencies in payment shall be payable with interest from the date the initial payment was due at the rate specified in Clause 10.2(b)(iii). The identification of a deficiency under this Clause shall not be considered a breach of the Agreement so long as the Distributor pays the Supplier any amount owed within [*] of receiving the report of the independent accountant. Any overage in payment shall be payable by the Supplier to the Distributor within [*] of receiving the report of the independent accountant. For clarity, in the case of [*], the Parties shall discuss in good faith and upon Supplier’s request, Distributor will also make available to Supplier [*] Distributor’s sales under this Agreement.

(vii)	At the [*], the Distributor shall render a final report to the Supplier within [*] after the end of the Quarterly Period in which such

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termination occurs, and payments shall be made to the Supplier for that Quarterly Period (or portion thereof) in which [*] occurs.

(viii)	The Distributor understands and acknowledges that any reports under this Clause 10 [*].

(ix)	The Distributor warrants and agrees that the distribution of Not-For-Sale Products [*], shall not [*]. Otherwise, the [*] according to the terms of this Clause 10.

11.	Distribution of the DAXI Product by Supplier

11.1.	Right of First Negotiation

(a)
For the Term, the Distributor and/or any of its Affiliates hereby grant the Supplier in first priority the exclusive right to negotiate an exclusive distribution agreement for the distribution of the DAXI Product in countries where Supplier has an Affiliate (except for the [*]) at any time after Distributor files for the relevant regulatory approval (if and to the extent necessary) for the respective DAXI Product is granted (the Right of First Negotiation).

(b)
If during the Term, the Distributor or any of its Affiliates files for regulatory approval for the DAXI Product in any country pursuant to Clause 11.1(a), the Distributor or any of its Affiliates shall submit in priority to the Supplier a written distribution proposal (the Distribution Proposal) and the Supplier and the Distributor or any of its Affiliates shall enter into a mutually agreeable dedicated non-disclosure and confidentiality agreement for this purpose. The Distribution Proposal shall contain at a minimum the following terms: [*] (the Core Terms).

(c)
If the Supplier wishes to exercise its Right of First Negotiation, it shall notify the Distributor or any of its Affiliates thereof within a period of [*] calendar days of the receipt of the Distribution Proposal (the Exercise Notice Period). If the Supplier is not provided with [*]. The Supplier may

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exercise its Right of First Negotiation at any time during the Exercise Notice Period (as extended under this Clause 11.1(c)).

11.2.	No Exercise of the Right of First Negotiation

(a)
If the Supplier does not exercise its Right of First Negotiation within the Exercise Notice Period the Distributor or any of its Affiliates shall be free to enter into negotiation with any other Party on the distribution of the DAXI Product, and these activities shall not qualify as a breach of Clause 12 (Non-Compete).

(b)
The non-exercise of the Right of First Negotiation shall in no case be construed as a waiver of the Supplier’s rights under this Agreement, except with respect to the DAXI Product and country that was the subject of such Right of First Negotiation.

11.3.	Exercise of the Right of First Negotiation

(a)
If the Supplier exercises its Right of First Negotiation within the Exercise Notice Period, the Supplier and the Distributor or any of its Affiliates shall enter in good faith into exclusive negotiation for a period of [*] from the date of Supplier’s exercise, in respect of the distribution of the DAXI Product in the applicable country or countries, and endeavour to reach an agreement on the terms and conditions of such distribution (including term, responsibilities, and costs) (the DAXI Distribution Agreement).

(b)	The negotiation shall be deemed as terminated upon the earlier of:

(i)	the DAXI Distribution Agreement has validly been signed by both Parties and/or its Affiliates, in which case the DAXI Distribution Agreement shall prevail;

(ii)	the Parties and/or its Affiliates jointly agree in writing on the termination of the negotiation; and

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(iii)	the DAXI Distribution Agreement is not signed within [*] after commencement of the negotiation.

12.	Non-Compete
Except as provided expressly for in this Agreement, during the Term, neither the Distributor nor any of its Affiliates may, without the prior written agreement of the Supplier (the Distributor Non-Compete Undertaking):

(a)	research on, develop, manufacture, market, sell, commercialise, distribute and/or promote any [*] in the Territory; and/or

(b)	enter into [*] activity (including [*]) or business related to, or Person which activity relates to, any [*]; and/or

(c)	market, sell, commercialise, distribute and/or promote any [*] within the Territory.

13.	Indemnification and Third Party Claims

(a)	The Distributor shall hold harmless and indemnify the Supplier from Third Party claims against the Supplier, including claims for reasonable legal expenses, resulting from:

(i)	the Distributor’s acts or omissions and based on a final judgment or settlement agreement attributing liability for such claim to Distributor;

(ii)	the Distributor’s breach of this Agreement;

(iii)	any breach of applicable law or misrepresentation or negligent or wilful act by the Distributor in connection with the sale of Products or the provision of services in connection with such sales;

(iv)	any Third Party claim or threat thereof that the Distributor’s services activities infringe, misappropriate or violate any patent, copyright,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

trademark, trade secret, or other rights of any third party, or are defamatory or obscene, except if such claim or threat relates to the Supplier IPR; and/or

(v)	any unauthorized use of the Supplier’s Intellectual Property Rights by the Distributor,
except in each case of (i) through (v), to the extent Supplier is required to indemnify Distributor in connection with such claims.

(b)
The Supplier shall hold harmless and indemnify the Distributor from all Third Party claims against the Distributor, including claims for reasonable legal expenses arising from (i) any Third Party claim or threat thereof that the Supplier’s IPR or activities infringe, misappropriate or violate any patent, copyright, trademark, trade secret, or other rights of any third party except if such claim or threat is related to the Distributor IPR, (ii) Supplier’s material breach of this Agreement, (iii) personal injury arising from the manufacture, use or sale of the Products, including any products liability claims, except in each case of (i) through (iii) to the extent Distributor is required to indemnify Supplier for such claims.

(c)
Indemnifications according to this Clause 13 are only due if the Party having received a Third Party claim has complied with all obligations under this Clause 13(c). The Party receiving any third party claim (the Indemnified Party) shall promptly inform the other Party (the Indemnifying Party) of such third party claim that comes to the Indemnified Party’s attention; provided that failure of the indemnified Party to give prompt notice of any third party claim shall not release, waive or otherwise affect the indemnifying Party’s obligations with respect thereto except to the extent that the indemnifying Party can demonstrate actual loss and prejudice as a result of such failure. In such case, the Indemnifying Party may conduct negotiations with the third party and shall assume, conduct and control the defence of any suit or action for infringement against the Indemnified Party provided, however, that the Indemnifying Party shall not consent to any settlement agreement without the prior written consent of the Indemnified Party, not to be unreasonably withheld, conditioned or delayed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(d)	Where Supplier is responsible for indemnifying the Distributor, the Supplier may issue binding instructions to the Distributor regarding the Products affected by such Third Party claims.

14.	Representations and Warranties

(a)	The Supplier represents and warrants that:

(i)	it is the legal owner of the Supplier IPR with the exception of [*], free from encumbrances or liens;

(ii)
it has the full right, power and title to grant all rights, title and interest under this Agreement, including all licenses and exclusive distribution rights set forth herein to the Distributor, without conflict with or breach of the terms of any agreement with any Third Party;

(iii)
it shall comply with all laws applicable to its commercial activities, including but not limited to the Swiss Federal Act on Combating Money Laundering and Terrorist Financing in the Financial Sector (AMLA) and it agrees not to pay, promise to pay or authorize the payment of any money or anything of value, directly or indirectly, to any person for the purpose of illegally or improperly inducing a decision or obtaining or retaining business, or securing any improper advantage in connection with this Agreement;

(iv)	neither the Supplier nor to the best of its knowledge any of its Affiliates, shareholders, nor any officer, assigned to perform the obligations of this Agreement:

(1)
now and throughout the Term, is a Person that is, or is owned or controlled by a Person that is, currently the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of Treasury (OFAC), the U.S. Department of Commerce or the U.S. Department of State and including, without limitation, designation as a "specially designated national" or "blocked person"), the United Nations

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Security Council, the European Union or other relevant sanctions authority, including, without limitation, sanctions issued under the authority of the U.S. Trading with the Enemy Act, the U.S. International Emergency Economic Powers Act, the U.S. United Nations Participation Act, the Iran Sanctions Act, the Comprehensive Iran Sanctions Accountability and Divestment Act, the U.S. Syrian Accountability and Lebanese Sovereignty Restoration Act, the Iran Threat Reduction and Syria Human Rights Act of 2012 and the Iran Freedom and Counter-Proliferation Act of 2012, each as amended, and any Executive Orders issued in relation to the imposition of sanctions (collectively, Sanctions Laws and such Person a Sanctioned Person);

(2)
now and throughout the Term, is located, organized or resident in Cuba, Iran, North Korea, Crimea Region of Ukraine, Syria or any other country or territory that is the target of Sanctions Laws, except to the extent permitted under those laws (each, a Sanctioned Country);

(3)
has knowingly engaged in or is now knowingly engaging in any dealings or transactions that resulted in or will result in a violation of Sanctions Laws in connection with the performance of this Agreement; or

(4)
will knowingly engage directly or indirectly in any dealings or transactions with Sanctioned Persons or that violate any of the prohibitions set forth in any Sanctions Laws in connection with the performance of this Agreement.

(v)	it has obtained and holds as of the Effective Date hereof for the Initial Products, all Regulatory Approvals, if and to the extent necessary.

(b)	The Distributor represents and warrants that:

(i)	as of the Effective Date neither the Distributor nor any of its Affiliates research on, develop, manufacture, market, sell,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

commercialise and/or promote Initial Products anywhere in the world;

(ii)	it has and will maintain at all times during the Term, an adequate insurance coverage for the purpose of its activities and notably, to perform its obligations under the Agreement;

(iii)
it shall comply with all laws in the Territory dealing with improper or illegal payments, gifts and gratuities, such as the U.S. Foreign Corrupt Practices Act of 1977 and the International Anti-Bribery and Fair Competition Act of 1998, and it agrees not to pay, promise to pay or authorize the payment of any money or anything of value, directly or indirectly, to any person for the purpose of illegally or improperly inducing a decision or obtaining or retaining business, or securing any improper advantage in connection with this Agreement;

(iv)	neither the Distributor nor to the best of its knowledge any of its Affiliates, shareholders, nor any officer assigned to perform the obligations of this Agreement:

(1)	now and throughout the Term, is a Person that is, or is owned or controlled by a Sanctioned Person under Sanctions Laws.

(2)	now and throughout the Term, is located, organized or resident in a Sanctioned Country;

(3)
has knowingly engaged in or is now knowingly engaging in any dealings or transactions that resulted in or will result in a violation of Sanctions Laws in connection with the performance of this Agreement; or

(4)
will knowingly engage directly or indirectly in any dealings or transactions with Sanctioned Persons or that violate any of the prohibitions set forth in any Sanctions Laws in connection with the performance of this Agreement;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(v)
it has obtained and holds or shall endeavour to obtain and hold in good standing during the Term all Regulatory Approvals, including permits and licenses, if and to the extent necessary, to permit the Distributor to comply with its obligations in connection with the Products in the Territory (as relevant for the purpose of this Agreement). It complies or will comply during the Term of the Agreement, with applicable regulatory obligations, without limitation, FDA post-marketing and IDE requirements, including but not limited to maintaining documentation, supplementing as necessary, and fulfilling all reporting and complaint handling requirements in accordance with all applicable requirements;

(vi)
it shall comply with all laws applicable to its commercial activities, including but not limited to the AMLA or any such laws applicable in the Territory which are, by essence, substantially similar in their nature and extent, and it agrees not to pay, promise to pay or authorize the payment of any money or anything of value, directly or indirectly, to any person for the purpose of illegally or improperly inducing a decision or obtaining or retaining business, or securing any improper advantage in connection with this Agreement;

(vii)	it and/or its affiliates complies and will continue to comply during [*];

(viii)	it will comply with any packaging and labelling obligations according to Clause 8.3.

(c)	Each Party represents and warrants to the other Party, as follows:

(i)
Duly Organized. Such Party is a corporation duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its incorporation, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and failure to have such would prevent such Party from performing its obligations under this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(ii)
Due Authorization; Binding Agreement. The execution, delivery and performance of this Agreement by such Party have been duly authorized by all necessary corporate action. This Agreement is a legal and valid obligation binding on such Party and enforceable in accordance with its terms and does not: (i) violate any law, rule, regulation, order, writ, judgment, decree, determination or award of any court, governmental body or administrative or other agency having jurisdiction over such Party; nor (ii) conflict with, or constitute a default under, any law or agreement, instrument or understanding, oral or written, to which such Party is a party or by which it is bound.

(iii)
Consents. In respect of the Initial Products, such Party has obtained at the latest 60 calendar days prior to the Launch Date, or is not required to obtain, the consent, approval or authorization of any third party, or has completed, or is not required to complete any registration, qualification, designation, declaration, or filing with, any Regulatory Authority, in connection with the execution and delivery of this Agreement and the performance by such Party of its obligations under this Agreement.

(iv)
No Conflicting Grant of Rights. Each Party has the right to grant the licenses and rights as contemplated under this Agreement and has not, and will not during the Term, grant any right to any Third Party which would conflict with the licenses and rights granted to the other Party hereunder.

15.	Liability

(a)
Each Party shall be liable to the other Party for all direct damages incurred or suffered by the other Party as a result of the damaging Party’s failure to perform its obligations in accordance with this Agreement or a breach of representations and warranties as set out in Clause 14 and subject to the limitations set forth in Clause 15(b), except to the extent that the damaging Party can prove that no fault is attributable to it, it being understood that any liability arising out of or in connection with any breach of a representation or warranty does not

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require fault on the part of the damaging Party. Any Liability for consequential, incidental, indirect, special, punitive or exemplary damages (including, lost profits, business, or goodwill) suffered or incurred by such other party or its affiliates and their respective personnel arising in connection with a breach or alleged breach under this Agreement, whether based on breach of contract, tort (including negligence) or strict liability, is expressly excluded, except to the extent expressly provided otherwise in this Agreement, including under Clause 15(c).

(b)
Any liability limitation shall not apply to claims and/or losses based on gross negligence and/or wilful misconduct and amounts owed for Products supplied. The Supplier’s liability for associates (“Hilfspersonenhaftung”/”Responsabilité pour des auxiliaires”) is excluded if the Supplier is able to prove that it took all due care to avoid a loss or damage of the type that occurred or that the loss or damage would have occurred even if all such due care had been taken by the Supplier, provided that the foregoing exclusion shall not apply to employees of Supplier.

(c)
Notwithstanding the limitation of liability set forth in Clause 15(a), [*] shall be liable toward the other Party for [*]. In addition, the Parties agree that in such case of [*], the Party who [*], provided that such [*].

16.	Entry into force, Term and Termination

16.1.	Entry into force and Term
The Agreement shall enter into effect on the Effective Date and shall be effective for a term of ten (10) Contract Years starting from the Launch Date. Thereafter, the Agreement may be extended for two (2) Contract Years subject to the Agreement by the Parties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

16.2.	Early Termination for Breach

(a)
Without prejudice to any other rights or remedies provided under this Agreement, either Party has the right, but not the obligation, to terminate this Agreement immediately upon written notice served to the other Party in writing if the other Party (the Breaching Party) has materially breached its obligations under this Agreement, and the Breaching Party has not cured such material breach within (i) [*] calendar days of receipt of a written notice of such breach by the non-breaching Party to remedy such breach or (ii) in the case of any non-payment due under this Agreement, [*] calendar days of receipt of a written notice requesting payment of such due amount.

(b)
In particular, but without limitation, the uncured (within the period set forth above) violation of any of the following Clauses or the following events shall be considered a material breach of the Agreement:

(i)	[*];

(ii)	[*];

(iii)	[*];

(iv)	[*];

(v)	[*];

(vi)	[*];

(vii)	[*];

(viii)	[*];

(ix)	[*];

(x)	[*];

(xi)	[*];

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(xii)	[*];

(xiii)	[*].

16.3.	Termination for Insolvency

(a)
Either Party may terminate the Agreement, at any time with immediate effect upon written notice to the other Party in case of bankruptcy, moratorium, receivership or liquidation proceeding with regard to the other Party.

(b)
Notwithstanding the above, the Distributor hereby agrees that it shall be obliged to pay and perform all of the Distributor’s obligations hereunder in case of any bankruptcy, moratorium, receivership, liquidation proceeding involving the Distributor, and to take as the case may be the best effort to transfer the Agreement and assign and assume and any and all rights and obligations under this Agreement. The Distributor understands and acknowledges that, by virtue of this Clause, it has specifically assumed any and all risks of any such proceedings with respect to the Distributor. Without in any way limiting the generality of the foregoing, any subsequent modification of the obligations of the Distributor under the Agreement in any reorganisation case concerning the Distributor shall not affect the obligation of the Distributor to pay and perform the Distributor’s obligations under the Agreement in accordance with the original terms thereof.

16.4.	Termination in case of a Change of Control
The Supplier shall have the right, but not the obligation, to terminate, with a [*] notice period, this Agreement at any time within [*] after having been notified by the Distributor or otherwise informed, of a Change of Control in the Distributor and/or its Affiliate.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

16.5.	Effects of the Notice of Termination

16.5.1.	Exclusivity
As soon as a notice of termination has been given by either Party to the other pursuant to Clause 16.2, Clause 16.3 and/or Clause 16.4, neither Party shall be bound by the Exclusivity; except that in case of a termination pursuant to Clause 16.4, the Supplier shall no longer be bound by the Exclusivity only [*] after the notice of termination has been given to the terminated Party. The Supplier may also communicate to the public that it has appointed another distributor for the Territory or that it will distribute the Products in the Territory itself by direct selling.

16.5.2.	Delivery of Products
The Supplier shall not be obliged to continue the supply of Products and Not-For-Sale Products as soon as a notice of termination has been given by either Party pursuant to Clause 16.2, Clause 16.3 and/or Clause16.4; except that in case of a termination pursuant to Clause 16.4, the Supplier shall be obliged to continue the supply of Products and Not-For-Sale Products during the [*] notice period.

16.6.	Effects of Termination

16.6.1.	Termination Date
On the effective date of expiration or termination of this Agreement (the Termination Date):

(a)
all rights and licenses granted by the Supplier to the Distributor under this Agreement shall terminate and subject to Clause 16.6.1(b), the Distributor shall immediately cease all marketing, promotion, distribution and sales of the Products and the Not-For-Sale Products (including on its website) and the Distributor shall not accept or agree to the sale of any Products and the Not-For-Sale Products following the Termination Date;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(b)
the Supplier shall have an exclusive option, by delivery of written notice to the Distributor no later than [*] before the Termination Date to elect to purchase, and, if such option is exercised, the Distributor will sell to the Supplier, all or part of its stock of Products and the Samples Products (except Products or Not-For-Sale Products for which the Distributor has firm customer orders at the time of termination that have been validly accepted by the Supplier) within [*] of its receipt of such election notice (subject to such products being in commercially saleable condition), at their original effective selling price (paid by the Distributor to the Supplier) or their then current value (whichever is the lower). In the event that the termination is caused by a breach, default, act or omission of a given Party, such Party shall [*]. If the Supplier elects not to exercise this option, or only purchases part of the Distributor’s stock of products, the Distributor shall be authorised to sell its remaining stock of Products and Not-For-Sale Products in accordance with the terms of this Agreement during a period of [*] after the Termination Date provided that such products being in commercially saleable condition, in compliance with any regulatory obligations and not infringing upon any third party’s Intellectual Property Rights (including but not limited to any rights and obligations [*]);

(c)
all outstanding Purchase Orders shall be automatically cancelled as of the Termination Date, except for the outstanding accepted Purchase Orders to the extent that the Distributor has firm customer orders (the exception shall not apply if the termination is caused by a breach, default, act or omission of the Distributor or if the Supplier is no longer able to fulfil the Purchase Orders);

(d)	all amounts under this Agreement shall become immediately due and payable;

(e)
the Distributor shall return all information, documents and material received from the Supplier upon the Supplier’s request; conversely and as applicable, the Supplier shall return all information, documents and material received from the Distributor upon the Distributor’s request, all subject to the exceptions set out in Clause 16.6.1(f);

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(f)
the Distributor shall as promptly as commercially practicable transfer to the Supplier all records and materials in the Distributor’s possession or control containing Confidential Information of the Supplier, or, pursuant to the written consent of the Supplier, destroy, such records and materials and provide a written certificate as to such destruction signed by a senior executive, with the exception of documents required to be kept as a matter of law or order/judgment;

(g)
promptly to the extent permitted by applicable law, the Distributor shall assign to the Supplier or its designee all authorizations, documentations, licenses, permits and registration obtained by the Distributor which are necessary to perform the distribution of the Products and the Not-For-Sale Products within the Territory. In the event such assignment is not permitted by applicable laws, the Distributor shall cooperate with the Supplier in good faith and provide assistance, support, documentation for an uninterrupted, transfer and migration of the activities defined in the Agreement to the Supplier or a designee. All costs occurred in relation with this Clause 16.6.1(g) shall be borne equally between the Supplier and the Distributor;

(h)	the Distributor shall terminate or cause to be terminated any and all rights previously granted by the Distributor or any of its Affiliates to any Third Party under this Agreement;

(i)	the Distributor shall execute all documents and take all such further actions as may be reasonably requested by the Supplier in order to give effect to the foregoing.

16.6.2.	[*]
[*]

16.6.3.	Surviving Obligations
The following obligations shall survive the end of the Agreement: Clause 10.2(b)(vi) (Accounting and Records), Clause 13 (Indemnification and Third Party Claims), Clause 15 (Liability), Clause 16.6 (Effects of Termination), Clause 17(b) (Information and Audit), Clause 18 (Confidentiality), Clause 19.1 (Publicity),

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Clause 19.10 (Dispute Resolution), and any other provision of this Agreement that by its terms should survive expiration or termination.

17.	Information and Audit

(a)
Distributor shall keep, and shall cause its Affiliates to keep if applicable, complete and accurate books and records pertaining to Products in sufficient detail to (i) calculate all amounts payable hereunder, and its obligations to Supplier with respect to Minimum Commercialization Efforts and the Commercialisation Expenses, and (ii) to reflect in reasonable detail and in accordance with industry standard practice, Distributor’s activities in connection with Products under this Agreement. At the reasonable request of Supplier, and no more frequently than [*], Distributor will respond to inquiries by Supplier in connection with Distributor’s activities, which may include providing reasonable documentation and information in order to confirm the Distributor’s compliance with its obligations under this Agreement.

(b)
At the request and expense of the Supplier, Distributor shall permit a Neutral Accounting Firm, at reasonable times during normal business hours and upon [*] prior written notice, to audit the books and records maintained pursuant to this Clause 17 to ensure the accuracy of all reports and payments made hereunder. Such examinations may not (a) be conducted for any Contract Year more than [*] years after the end of such Contract Year determined on the basis of the audit notification, (b) be conducted more than [*] or (c) be repeated for any Calendar Year. The accounting firm shall disclose to the Supplier only whether the reports are correct or not, and the specific details concerning any discrepancies. No other information shall be shared with the Supplier.

18.	Confidentiality

18.1.	General Rule

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Unless otherwise provided by mandatory regulations in the Territory or Switzerland, a Party shall not be granted access to the other Party’s Confidential Information, provided that, however, the Distributor shall provide the Supplier with or grant access to any such financial information relevant to the Supplier in relation to this Agreement, including, without limitation, the right for the Supplier to audit the average sales price, stocks or Commercialisation Expenses.

18.2.	Handling of the Confidential Information by the Parties
The Distributor, on the one hand, and the Supplier, on the other hand, as the case may be, shall:

(a)	keep the Confidential Information confidential, not make it available to Third Parties and protect it from unauthorised access;

(b)	use the Confidential Information for the performance of each Party’s obligations under the Agreement (the Purpose) only;

(c)	only make available the Confidential Information to its own employees and consultants as well as to the employees and consultants of its Affiliates and to its Affiliates themselves, provided that they

(i)	require such Confidential Information for the Purpose;

(ii)	were informed about the confidentiality of the Confidential Information; and

(iii)
have undertaken in writing to keep the Confidential Information confidential or are subject to a statutory obligation of professional secrecy, it being specified that the disclosing Party shall be responsible and liable for any breach of confidentiality by its Affiliates, employees and consultants.

(d)	inform the disclosing party upon request as to whom the Confidential Information has been made available;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(e)
inform the disclosing party if the Confidential Information becomes known without authorisation or is inappropriately used by Third Parties or if there are any indications thereof and take measures in order to prevent further distribution or use of the Confidential Information;

(f)
upon request and at the choice of the disclosing party, but prior to expiry of the Agreement at the latest, return the Confidential Information to the disclosing party, destroy or delete it and confirm this in writing to the disclosing party. The following shall be excluded from these obligations: The retention of copies, provided that such retention is required by law, according to guidelines from professional or self-regulating organisations or by an order of a court, an authority or a regulator (including self-regulating organisations).

18.3.	Exceptions

(a)
If a Party is obliged to disclose Confidential Information by law or by order of a court, an authority or a regulator (including any securities exchange in any jurisdiction, and self-regulating organisations), the following shall apply:

(i)	The disclosure shall be limited to the necessary extent.

(ii)
The Party obliged to disclose Confidential Information shall inform the disclosing party to the extent permitted and reasonably prior to the disclosure and shall use commercially reasonable efforts to coordinate the next steps with the disclosing party.

(iii)
The Party obliged to disclose Confidential Information shall take reasonably appropriate legal measures to seek to cause Confidential Information to be kept confidential to the extent reasonably possible.

(b)
If a Party is obliged to disclose Confidential Information to internal or external auditors due to compliance regulations, such disclosure is to be limited to the necessary extent and the provisions of Clause 18.2(c) shall apply by analogy.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

19.	Miscellaneous

19.1.	Publicity
If a Party wishes to issue a press release or other communication in respect of this Agreement (including its execution, its existence, its amendment and its termination), the Parties shall mutually agree on the content thereof prior to any such release or communication, provided that any content that has been previously publicly disclosed (in a prior press release or otherwise) may be disclosed without requiring the consent of the other Party.

19.2.	Entire Agreement and Annexes
This Agreement including all Annexes, which are an integral part of this Agreement constitute the complete agreement between the Parties regarding its subject matter and supersede all prior oral and/or written agreements, representations and/or communications, concerning the subject matter hereof, including but not limited to any prior drafts of any license and distribution agreement between the Parties in existence prior to the Effective Date.

19.3.	Written Notices

(a)	Any written notice with regard to this Agreement shall be delivered by in writing, by fax or courier (e.g., post, FedEx, UPS) to the following addresses:

If to Supplier:	Teoxane SA Rue de Lyon 105 CH-1203 Geneva, Switzerland Attention: Head of Legal Fax: +41 22 340 29 33
With a copy (which copy shall not constitute notice to Teoxane) to:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Walder Wyss AG
Rue d’Italie 10
PO Box 1211
Geneva 11, Switzerland
Attention: Pierre Alain Guillaume
Fax: +41 58 658 59 59

If to Distributor:	Revance Therapeutics Inc. 7555 Gateway Boulevard Newark, California, USA
Attention: General Counsel
Fax: +1 (510) 742-3401
With a copy (which copy shall not constitute notice to Revance) to:
Cooley LLP
3175 Hanover Street
Palo Alto, CA, 94304
USA
Attention: Gordon Ho
Fax: +1 (650) 849-7400

(b)	Each change of address shall be communicated to the other Party in the same way.
19.4.    Severability
If any provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each other provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law. The invalid provision or unenforceable provision shall be replaced by a provision achieving the same business purpose.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

19.5.	Waiver
Any waiver or failure to enforce any provision of this Agreement on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion.

19.6.	Additional remedies
Without any prejudice to any right under this Agreement, the Parties shall be entitled to request immediate injunction to terminate any activity in material breach of this Agreement.

19.7.	Amendments
Any amendment or supplementation of this Agreement (including this Clause 19.7) shall require written form and must be signed by both Parties. The written form may be dispensed only in writing.

19.8.	Assignment

(a)
Unless otherwise provided herein, this Agreement, or the assets, rights and obligations related to this Agreement, may not be assigned or transferred, in whole or in part, by the Distributor to any Third Party without the prior written consent of the Supplier.

(b)
Notwithstanding Clause 19.8(a), the Distributor may assign this Agreement without consent of the Supplier to an Affiliate of the Distributor, provided however that cumulatively (i) the Distributor remains jointly liable for the performance of all obligations under this Agreement following, (ii) such assignment would not modify the obligations of the Distributor under this Agreement, including with respect to Minimum Commercialization Effort and Minimum Purchase Commitments, and (iii) such assignment would not trigger any decrease of the existing level of sales force promoting, marketing and distributing both the DAXI Product and the Filler Products in the Territory.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(c)
For the avoidance of doubts, this Clause 19.8 shall not apply to, and no consent shall be required from the Supplier in case of, an internal reorganization, a merger, an acquisition or a sale of the Distributor or a sale of all or substantially all the assets of the Distributor [*], provided that any such transaction shall be subject to Clause 16.4 (Termination in case of a Change of Control).

19.9.	Costs
Unless otherwise provided in this Agreement, each Party shall bear their own costs related to the performance of any rights or obligations under this Agreement.

19.10.	Applicable Law and Dispute Resolution

(a)
This Agreement shall for all purposes be governed by and interpreted in accordance with the laws of [*], without giving effect to conflicts of laws principles. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

(b)
Disputes shall be submitted to final and binding arbitration before the International Chamber of Commerce (ICC) under the rules of the ICC. The seat, or legal place, of arbitration shall be [*] and the arbitration shall be conducted in English. The arbitration tribunal shall be composed of three members.

(c)
Any dispute arising out of or in relation to this Agreement, including its existence and substance as well as any decision or award (whether partial or final) shall remain strictly confidential and the Parties acknowledge and agree to instruct the ICC and any arbitrator appointed pursuant to Clause 19.10(b) above accordingly, including among others to prevent the publication of any decision or award (whether partial or final). The arbitrators shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

(d)	The Parties and the arbitrators shall use all reasonable efforts to complete any such arbitration within [*] following the appointment of the arbitrators pursuant to Clause 19.10(b) above.

(e)
Notwithstanding anything to the contrary in this Clause 19.10, either Party may seek a temporary injunction or other interim equitable relief under Article 28(1) (Conservatory and Interim Measures) of the ICC Rules of Arbitrations, subject to the application by either Party to a judicial authority as provided under Article 28(2) of the ICC Rules of Arbitrations. Such judicial authority shall have no jurisdiction or ability to resolve disputes beyond the specific issue of temporary injunction or other interim equitable relief as provided under Article 28(2) of the ICC Rules of Arbitrations.

19.11.	Third Party Beneficiaries
Nothing in this Agreement, express or implied, shall confer or be deemed to confer upon any person or entity not a Party to this Agreement any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

19.12.	Nature of Parties’ Rights and Obligations
The obligations of the Parties hereunder are contractual in nature and the Parties agree that they do not form, and this Agreement shall not be deemed to constitute, a simple partnership pursuant to Art. 530 et seq. CO.

19.13.	Counterparts
This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, including counterparts transmitted via facsimile or by PDF file (portable document format file).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

[SIGNATURES PAGE TO FOLLOW]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Signatures

The Supplier	Teoxane SA
January 9, 2020	/s/ Valérie Taupin
Place, date	By: Valérie Taupin
Title: Founder, CEO and Chairwoman of the
Board of directors

The Distributor	Revance Therapeutics Inc.
January 10, 2020	/s/ Mark Foley
Place, date	By: Mark Foley
Title: Chief Executive Office

January 10, 2020	/s/ Tobin Schilke
Place, date	By: Tobin Schilke
Title: Chief Financial Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 1(s) – Commercialization Expenses
Distributor’s Commercialization Expenses shall be allocated for each Contract Year (or other relevant period) as follows:
[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 3(b) – Share Purchase Agreement

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 5.1 – Innovation Plan
Indications	Product	Study status	Planning	Estimated FDA approval
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 5.3 – Forecasted Clinical Trial Costs

KUSD		2020	2021	2022	2023	2024
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
TOTAL		[*]	[*]	[*]	[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 6.2(f) – Further Undertaking of the Distributor
[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 6.3 – Form of Quality Agreement

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 7.1 (a) – Supplier IPR

•	Patents related to RHA mépivacaïne:
[*]

•	Patents related to TEOSYAL RHA 1, 2, 3 and 4: [*]:

-	[*]

-
License patents include any U.S. patents issued or issuing from any continuing applications thereof (including continuations, continuations-in-part, divisionals), reexaminations, or reissues thereof of any of the foregoing.

•	Trademarks:

Trademarks	Status	Classes	Filing date	Registration date	Registration n°	Renewals date
RHA	registered	3, 5	26 July 2013	26 July 2013	1176843	26 July 2023
TEOSYAL	renewed	3, 10	23 March 2005	23 March 2005	851523	23 March 2025
RHA resilient hyaluronic acid	registered	3, 5	18 Oct. 2011	18 Oct. 2011	1104083	18 Oct. 2021
TEOXANE	registered	3, 5, 10	20 Sept. 2006	20 Sept. 2006	904036	20 Sept. 2026

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

TEOXANE + logo goutte (fig)	registered	3, 5, 10	22 Dec. 2016	22 Dec. 2016	1353858	22 Dec. 2026
TEOXANE the excellence of swiss science (fig)	registered	3, 5, 10	22 Dec. 2016	22 Dec. 2016	1353859	22 Dec. 2026

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 7.2 (a) – Distributor IPR

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 8.1(a) – Initial Business Forecast

[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 8.1(b) – Default mechanism to determine New Business Forecast

[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 8.2.4(a) – Minimum Commercialisation

[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 9.2(a) – Forecasting Form
[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 9.3 – Purchase Order
[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 9.13.1(a) – Initial Minimum Purchase Commitment
[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.

Annex 10.1(a)– [*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO REVANCE THERAPEUTICS, INC., IF PUBLICLY DISCLOSED.